AMENDED AND RESTATED CREDIT AGREEMENT

                           dated as of January 8, 2004

                                  by and among

                              JACK IN THE BOX INC.,
                                  as Borrower,

                         the Lenders referred to herein,
                                   as Lenders,

                              FLEET NATIONAL BANK,
                              as Syndication Agent,

                         US BANK, NATIONAL ASSOCIATION,
                              as Syndication Agent,

              COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
                   "RABOBANK INTERNATIONAL," NEW YORK BRANCH,
                             as Documentation Agent,

                                  BNP PARIBAS,
                             as Documentation Agent

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                             as Administrative Agent

                    FLEET NATIONAL BANK, as Co-Lead Arranger

                            WACHOVIA SECURITIES, INC.
                    as Co-Lead Arranger and Sole Book Manager

                                TABLE OF CONTENTS

ARTICLE I     DEFINITIONS..................................................................  6
              -----------

SECTION 1.1        Definitions.............................................................  6
SECTION 1.2        General................................................................. 19
SECTION 1.3        Other Definitions and Provisions........................................ 20


ARTICLE II    REVOLVING CREDIT FACILITY.................................................... 20
              -------------------------

SECTION 2.1        Revolving Credit Loans.................................................. 20
SECTION 2.2        Swingline Loans......................................................... 20
SECTION 2.3        Procedure for Advances of Revolving Credit and Swingline Loans.......... 21
SECTION 2.4        Repayment of Loans...................................................... 22
SECTION 2.5        Notes................................................................... 23
SECTION 2.6        Permanent Reduction of the Revolving Credit Commitment.................. 23
SECTION 2.7        Termination of Revolving Credit Facility................................ 24


ARTICLE III   LETTER OF CREDIT FACILITY.................................................... 24
              -------------------------

SECTION 3.1        L/C Commitment.......................................................... 24
SECTION 3.2        Procedure for Issuance of Letters of Credit............................. 24
SECTION 3.3        Commissions and Other Charges........................................... 25
SECTION 3.4        L/C Participations...................................................... 25
SECTION 3.5        Reimbursement Obligation of the Borrower................................ 26
SECTION 3.6        Obligations Absolute.................................................... 26
SECTION 3.7        Effect of Application................................................... 27


ARTICLE IV    TERM LOAN FACILITY........................................................... 27
              ------------------

SECTION 4.1        Term Loan............................................................... 27
SECTION 4.2        Procedure for Advance of Term Loan...................................... 27
SECTION 4.3        Repayment of Term Loan.................................................. 28
SECTION 4.4        Prepayments of Term Loan................................................ 29
SECTION 4.5        Term Notes.............................................................. 30


ARTICLE V     GENERAL LOAN PROVISIONS...................................................... 31
              -----------------------

SECTION 5.1        Interest................................................................ 31
SECTION 5.2        Notice and Manner of Conversion or Continuation of Loans................ 33
SECTION 5.3        Fees.................................................................... 34
SECTION 5.4        Manner of Payment....................................................... 35
SECTION 5.5        Crediting of Payments and Proceeds...................................... 35
SECTION 5.6        Adjustments............................................................. 35
SECTION 5.7        Nature of Obligations of Lenders Regarding Extensions of Credit;
                     Assumption by the Administrative Agent................................ 36
SECTION 5.8        Changed Circumstances................................................... 37
SECTION 5.9        Indemnity............................................................... 38
SECTION 5.10       Capital Requirements.................................................... 38
SECTION 5.11       Taxes................................................................... 39
SECTION 5.12       Replacement of Lenders.................................................. 40
SECTION 5.13       Matters Applicable to all Requests for Compensation..................... 41
SECTION 5.14       Security................................................................ 41


ARTICLE VI    CLOSING; CONDITIONS OF CLOSING AND BORROWING................................. 41
              --------------------------------------------

SECTION 6.1        Closing................................................................. 41
SECTION 6.2        Conditions to Closing and Initial Extensions of Credit.................. 41
SECTION 6.3        Conditions to All Extensions of Credit.................................. 44



                                       2

ARTICLE VII   REPRESENTATIONS AND WARRANTIES OF THE BORROWER............................... 45
              ----------------------------------------------

SECTION 7.1        Representations and Warranties.......................................... 45
SECTION 7.2        Survival of Representations and Warranties, Etc......................... 51


ARTICLE VIII  FINANCIAL INFORMATION AND NOTICES............................................ 51
              ---------------------------------

SECTION 8.1        Financial Statements and Projections.................................... 51
SECTION 8.2        Officer's Compliance Certificate........................................ 52
SECTION 8.3        Annual Accountants' Certificate......................................... 52
SECTION 8.4        Other Reports........................................................... 52
SECTION 8.5        Notice of Litigation and Other Matters.................................. 52
SECTION 8.6        Extension of Time....................................................... 53
SECTION 8.7        Accuracy of Information................................................. 53


ARTICLE IX    AFFIRMATIVE COVENANTS........................................................ 53
              ---------------------

SECTION 9.1        Preservation of Corporate Existence and Related Matters................. 53
SECTION 9.2        Maintenance of Property................................................. 53
SECTION 9.3        Insurance............................................................... 54
SECTION 9.4        Accounting Methods and Financial Records................................ 54
SECTION 9.5        Compliance With Laws and Approvals...................................... 54
SECTION 9.6        Environmental Laws...................................................... 54
SECTION 9.7        Compliance with ERISA................................................... 55
SECTION 9.8        Visits and Inspections.................................................. 56
SECTION 9.9        Additional Subsidiaries................................................. 57
SECTION 9.10       Use of Proceeds......................................................... 57
SECTION 9.11       Real Property Collateral................................................ 57
SECTION 9.12       Further Assurances...................................................... 57


ARTICLE X     FINANCIAL COVENANTS.......................................................... 57
              -------------------

SECTION 10.1       Maximum Leverage Ratio.................................................. 57
SECTION 10.2       Minimum Fixed Charge Coverage Ratio..................................... 57
SECTION 10.3       Maximum Adjusted Debt to EBITDAR........................................ 58
SECTION 10.4       Minimum Tangible Net Worth.............................................. 58
SECTION 10.5       Maximum Capital Expenditures............................................ 59


ARTICLE XI    NEGATIVE COVENANTS........................................................... 59
              ------------------

SECTION 11.1       Limitations on Debt..................................................... 59
SECTION 11.2       Limitations on Liens.................................................... 60
SECTION 11.3       Limitations on Loans, Advances, Investments and Acquisitions............ 61
SECTION 11.4       Limitations on Mergers and Liquidation.................................. 63
SECTION 11.5       Limitations on Sale of Assets........................................... 63
SECTION 11.6       Limitations on Dividends and Distributions.............................. 63
SECTION 11.7       Limitations on Exchange and Issuance of Capital Stock................... 64
SECTION 11.8       Transactions with Affiliates............................................ 64
SECTION 11.9       Certain Accounting Changes; Organizational Documents.................... 64
SECTION 11.10      Amendments; Payments and Prepayments of Subordinated Debt............... 64
SECTION 11.11      Restrictive Agreements.................................................. 64
SECTION 11.12      Nature of Business...................................................... 64
SECTION 11.13      Impairment of Security Interests........................................ 65


ARTICLE XII   DEFAULT AND REMEDIES......................................................... 65
              --------------------

SECTION 12.1       Events of Default....................................................... 65
SECTION 12.2       Remedies................................................................ 67
SECTION 12.3       Rights and Remedies Cumulative; Non-Waiver; etc......................... 67


                                       3

ARTICLE XIII  THE ADMINISTRATIVE AGENT..................................................... 68
              ------------------------

SECTION 13.1       Appointment............................................................. 68
SECTION 13.2       Delegation of Duties.................................................... 68
SECTION 13.3       Exculpatory Provisions.................................................. 68
SECTION 13.4       Reliance by the Administrative Agent.................................... 68
SECTION 13.5       Notice of Default....................................................... 69
SECTION 13.6       Non-Reliance on the Administrative Agent and Other Lenders.............. 69
SECTION 13.7       Indemnification......................................................... 70
SECTION 13.8       The Administrative Agent in Its Individual Capacity..................... 70
SECTION 13.9       Resignation of the Administrative Agent; Successor Administrative Agent. 70
SECTION 13.10      Documentation Agent and Syndication Agent............................... 70


ARTICLE XIV   MISCELLANEOUS................................................................ 71
              -------------

SECTION 14.1       Notices................................................................. 71
SECTION 14.2       Expenses; Indemnity..................................................... 72
SECTION 14.3       Set-off................................................................. 72
SECTION 14.4       Governing Law........................................................... 72
SECTION 14.5       Jurisdiction and Venue.................................................. 73
SECTION 14.6       Waiver of Jury Trial.................................................... 73
SECTION 14.7       Reversal of Payments.................................................... 73
SECTION 14.8       Injunctive Relief; Punitive Damages..................................... 73
SECTION 14.9       Accounting Matters...................................................... 74
SECTION 14.10      Successors and Assigns; Participations.................................. 74
SECTION 14.11      Amendments, Waivers and Consents........................................ 77
SECTION 14.12      Performance of Duties................................................... 78
SECTION 14.13      All Powers Coupled with Interest........................................ 78
SECTION 14.14      Survival of Indemnities................................................. 78
SECTION 14.15      Titles and Captions..................................................... 78
SECTION 14.16      Severability of Provisions.............................................. 78
SECTION 14.17      Counterparts............................................................ 78
SECTION 14.18      Term of Agreement....................................................... 78
SECTION 14.19      Advice of Counsel....................................................... 79
SECTION 14.20      No Strict Construction.................................................. 79
SECTION 14.21      Inconsistencies with Other Documents; Independent Effect of Covenants... 79


                             EXHIBITS AND SCHEDULES
                             =======================

EXHIBITS

Exhibit A-1        Form of Revolving Credit Note
Exhibit A-2        Form of Swingline Note
Exhibit A-3        Form of Term Note
Exhibit B          Form of Notice of Borrowing
Exhibit C          Form of Notice of Account Designation
Exhibit D          Form of Notice of Prepayment
Exhibit E          Form of Notice of Conversion/Continuation
Exhibit F          Form of Officer's Compliance Certificate
Exhibit G          Form of Assignment and Acceptance
Exhibit H          Form of Guaranty Agreement
Exhibit I          Form of Collateral Agreement
Exhibit J          Form of Joinder Agreement


SCHEDULES

Schedule 1.1(b)    Unrestricted Subsidiaries
Schedule 1.1(c)    Restaurant Units Held for Resale
Schedule 7.1(a)    Jurisdictions of Organization and Qualification
Schedule 7.1(b)    Subsidiaries and Capitalization
Schedule 7.1(i)    ERISA Plans
Schedule 7.1(l)    Material Contracts
Schedule 7.1(t)    Debt and Guaranty Obligations
Schedule 7.1(u)    Litigation
Schedule 9.11      List of Excluded Properties
Schedule 11.1(b)   Existing Hedging Agreements
Schedule 11.1(c)   Permitted Debt
Schedule 11.2      Existing Liens
Schedule 11.3      Existing Loans, Advances and Investments

     AMENDED AND RESTATED CREDIT AGREEMENT, dated as of the 8th day of January, 2004, by and among JACK IN THE BOX INC., a Delaware corporation, as Borrower (the "Borrower"), the lenders who are or may become a party to this Agreement, as Lenders (the "Lenders"), FLEET NATIONAL BANK, as Syndication Agent, US BANK, NATIONAL ASSOCIATION, as Syndication Agent, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL," NEW YORK BRANCH, as Documentation Agent, BNP PARIBAS, as Documentation Agent, and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the "Administrative Agent").

                              STATEMENT OF PURPOSE

     Pursuant to the Credit Agreement dated as of January 22, 2003 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement") among the Borrower, the Administrative Agent and the lenders party thereto, such lenders extended certain credit facilities to the Borrower.

     The Borrower has requested, and, subject to the terms and conditions hereof, the Administrative Agent, the Syndication Agents, the Documentation Agents and the Lenders have agreed to amend and restate the Existing Credit Agreement to provide for, among other matters, (i) the refinancing of the Term Loans made under the Term Loan Facility, (ii) the amendment of certain other provisions with respect to the Term Loan Facility, (iii) the amendment of certain provisions with respect to the Revolving Credit Facility and (iv) certain other amendments provided for herein, in each case subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

  SECTION 1.1  Definitions.
               ------------

The following terms when used in this Agreement shall have the meanings assigned to them below:

     "Adjusted Debt" means, as of any date of calculation, the sum of the following determined on a Consolidated basis, without duplication, for the Borrower and its Restricted Subsidiaries in accordance with GAAP: (a) Funded Debt as of such date, plus (b) the product of (i) Rental Expense for the four
(4) consecutive fiscal quarters ending on or immediately prior to such date, multiplied by (ii) 8.0.

     "Administrative Agent" means Wachovia in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 13.9.

     "Administrative Agent's Office" means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 14.1(c).

     "Affiliate" means, with respect to any Person, any other Person (other than a Subsidiary of the Borrower) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. The term "control" means (a) the power to vote five percent (5%) or more of the securities or other equity interests of a Person having ordinary voting power, or (b) the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     "Aggregate Commitment" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced or otherwise modified at any time or from time to time pursuant to the terms hereof. On the Closing Date, the Aggregate Commitment shall be Four Hundred Seventy Five Million Dollars ($475,000,000).

     "Agreement" means the Existing Credit Agreement, as amended and restated by this Amended and Restated Credit Agreement, and as further amended, restated, supplemented or otherwise modified from time to time.

     "Applicable Law" means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators.

     "Applicable Margin" has the meaning assigned thereto in Section 5.1(c).

     "Application" means an application, in the form specified by the Issuing Lender from time to time, requesting the Issuing Lender to issue a Letter of Credit.

     "Approved Fund" means any Person (other than a natural Person), including, without limitation, any special purpose entity, that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business; provided, that such Approved Fund must be administered by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

     "Assignment and Acceptance" has the meaning assigned thereto in Section 14.10.

     "Base Rate" means, at any time, the higher of (a) the Prime Rate and (b) the Federal Funds Rate plus 1/2 of 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate or the Federal Funds Rate.

     "Base Rate Loan" means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 5.1(a).

     "Benefited Lender" has the meaning assigned thereto in Section 5.6.

     "Blocked  Term  Loan  Proceeds"  has  the  meaning  set  forth  in  Section
6.2(f)(iv).

     "Borrower" means Jack in the Box Inc., a Delaware corporation, in its capacity as borrower hereunder.

     "Business Day" means (a) for all purposes other than as set forth in clause
(b) below, any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina and New York, New York, are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

     "Calculation Date" has the meaning assigned thereto in Section 5.1(c).

     "Capital Asset" means, with respect to the Borrower and its Subsidiaries, any asset that should, in accordance with GAAP, be classified and accounted for as a capital asset on a Consolidated balance sheet of the Borrower and its Subsidiaries.

     "Capital Expenditures" means with respect to the Borrower and its Restricted Subsidiaries for any period, the aggregate cost of all Capital Assets acquired by the Borrower and its Restricted Subsidiaries during such period, as determined in accordance with GAAP.

     "Capital Lease" means any lease of any property by the Borrower or any of its Restricted Subsidiaries, as lessee, that should, in accordance with GAAP, be classified and accounted for as a capital lease on a Consolidated balance sheet of the Borrower and its Subsidiaries.

     "Change in Control" has the meaning assigned thereto in Section 12.1(g).

     "Closing Date" means the date of this Agreement or such later Business Day upon which each condition described in Section 6.2 shall be satisfied or waived in all respects in a manner acceptable to the Administrative Agent, in its sole discretion.

     "Code" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended or modified from time to time.

     "Collateral" means the collateral security for the Obligations pledged or granted pursuant to the Security Documents.

     "Collateral Agreement" means the Collateral Agreement dated as of January 22, 2003, entered into by the Borrower and each of its Restricted Subsidiaries that is a Domestic Subsidiary in favor of the Administrative Agent for the ratable benefit of itself and the Lenders, substantially in the form of Exhibit I, as amended, restated, supplemented or otherwise modified prior to the date hereof, as reaffirmed and amended pursuant to the Reaffirmation Agreement and as otherwise amended, restated, supplemented or modified from time to time hereafter.

     "Commitment" means, as to any Lender, the sum of such Lender's Revolving Credit Commitment and Term Loan Commitment, as applicable, as set forth in the Register, as such Commitment may be reduced or otherwise modified at any time or from time to time pursuant to the terms hereof.

     "Commitment Fee Rate" has the meaning assigned thereto in Section 5.3(a).

     "Commitment  Percentage"  means, as to any Lender at any time, the ratio of
(a) the amount of the Commitment of such Lender to (b) the Aggregate Commitment of all the Lenders.

     "Consolidated" means, when used with reference to financial statements or financial statement items of the Borrower and its Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

     "Credit Facility" means, collectively, the Revolving Credit Facility, the Swingline Facility, the L/C Facility and the Term Loan Facility.

     "Debt" means, with respect to the Borrower and its Subsidiaries at any date and without duplication, the sum of the following calculated in accordance with
GAAP: (a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person, (b) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition agreements), except trade payables arising in the ordinary course of business not more than ninety
(90) days past due (unless being disputed in good faith), (c) all obligations of any such Person as lessee under Capital Leases, (d) all Debt of any other Person secured by a Lien on any asset of the Borrower and its Restricted Subsidiaries,
(e) all Guaranty Obligations of any such Person, (f) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, including, without limitation, any Reimbursement Obligation, and banker's acceptances issued for the account of any such Person,
(g) all obligations of any such Person to redeem, repurchase, exchange, decease or otherwise make payments in respect of capital stock or other securities or partnership interests of such Person, (h) all net payment obligations incurred by any such Person pursuant to Hedging Agreements, (i) all outstanding payment obligations with respect to Synthetic Leases and (j) the outstanding attributed principal amount under any asset securitization program.

     "Default" means any of the events specified in Section 12.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.

     "Documentation    Agent"    means    each    of    Cooperatieve    Centrale
Raiffeisen-Boerenleenbank B.A., "Rabobank International," New York Branch and BNP Paribas in its capacity hereunder as documentation agent.

     "Dollars" or "$" means, unless otherwise qualified, dollars in lawful currency of the United States.

     "Domestic Subsidiary" means any Subsidiary organized under the laws of any political subdivision of the United States.

     "EBITDA" means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrower and its Restricted Subsidiaries in accordance with GAAP: (a) Net Income for such period plus (b) the sum of the following to the extent deducted in determining Net Income: (i) income and franchise taxes, (ii) Interest Expense, (iii) amortization, depreciation and other non-cash charges (including, without limitation, the financing fees to be written off by the Borrower in connection with the refinancing of the Existing Term Loans contemplated hereby), (iv) non-cash charges related to the Borrower's brand re-invention strategy not to exceed (x) $50,000,000 in any Fiscal Year and (y) $100,000,000 in the aggregate during the term of this Agreement; (v) any other non-cash nonrecurring or extraordinary losses approved by the Administrative Agent in its reasonable discretion; and
(vi) the call premium incurred by the Borrower in connection with the prepayment of the Senior Subordinated Notes; less (c) interest income and any nonrecurring or extraordinary gains.

     "EBITDAR" means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrower and its Restricted Subsidiaries in accordance with GAAP: (a) EBITDA for such period, plus (b) Rental Expense for such period.

     "Eligible Assignee" means, with respect to any assignment of the rights, interest and obligations of a Lender hereunder, a Person that is at the time of such assignment (a) a commercial bank organized under the laws of the United States or any state thereof, having combined capital and surplus in excess of $500,000,000, (b) a commercial bank organized under the laws of any other country that is a member of the Organization of Economic Cooperation and Development, or a political subdivision of any such country, having combined capital and surplus in excess of $500,000,000, (c) a finance company, insurance company or other financial institution which in the ordinary course of business extends credit of the type extended hereunder and that has total assets in excess of $1,000,000,000, (d) already a Lender hereunder (whether as an original party to this Agreement or as the assignee of another Lender), (e) the successor (whether by transfer of assets, merger or otherwise) to all or substantially all of the commercial lending business of the assigning Lender, (f) any Affiliate of assigning Lender or (g) any Approved Fund or (h) any other Person that has been approved in writing as an Eligible Assignee by the Borrower (other than upon the occurrence and during the continuance of any Default or Event of Default) and the Administrative Agent.

     "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of the Borrower or any ERISA Affiliate or (b) has at any time within the preceding six (6) years been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

     "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to human health or the environment.

     "Environmental Laws" means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

     "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or modified from time to time.

     "ERISA Affiliate" means any Person who together with the Borrower is treated as a single employer within the meaning of Section 414(b), (c), (m) or
(o) of the Code or Section 4001(b) of ERISA.

     "Eurodollar Reserve Percentage" means, for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

     "Event of Default" means any of the events specified in Section 12.1, provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

     "Excess Cash Flow" means, for any period of determination commencing with the Fiscal Year ending October 3, 2004 and thereafter, the sum of the following determined on a Consolidated basis, without duplication, for the Borrower and its Restricted Subsidiaries in accordance with GAAP: (a) EBITDA for such period, minus (b) cash taxes and Interest Expense paid in cash for such period, minus
(c) all scheduled principal payments made in respect of Debt during such period minus (d) all Capital Expenditures made during such period, minus (e) non-scheduled principal payments with respect to the Term Loan Facility plus or minus (f) any increases or decreases in Working Capital minus (g) the cash portion of the purchase price for Permitted Acquisitions minus (h) any reasonable transaction costs and expenses incurred in connection with Permitted Acquisitions minus (i) Net Cash Proceeds from any offering of equity securities by the Borrower or any of its Restricted Subsidiaries other than solely as a result of offerings of equity securities made in connection with any employee stock option, incentive plan or stock purchase plan or made in connection with compensation or incentive plans for directors and officers, in each case, entered into in the ordinary course of business, or the exercise of any options or other convertible securities in connection therewith.

     "Excess Proceeds" has the meaning assigned thereto in Section 2.6(b).

     "Existing Credit Agreement" has the meaning assigned thereto in the Statement of Purpose.

     "Existing Letters of Credit" means the letters of credit issued by Wachovia under the Existing Credit Agreement.

     "Existing   Revolving  Credit  Loans"  means  the  Revolving  Credit  Loans outstanding under the Existing Credit Agreement.

     "Existing Swingline Loans" means the Swingline Loans outstanding under the Existing Credit Agreement.

     "Existing Term Loans" means the Term Loans outstanding under the Existing Credit Agreement.

     "Extensions of Credit" means, as to any Lender at any time, (a) an amount equal to the sum of (i) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (ii) such Lender's Revolving Credit Commitment Percentage of the L/C Obligations then outstanding, (iii) such Lender's Revolving Credit Commitment Percentage of the Swingline Loans then outstanding and (iv) the aggregate principal amount of all Term Loans made by such Lender then outstanding, or (b) the making of any Loan or participation in any Letter of Credit by such Lender, as the context requires.

     "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

     "Federal Funds Rate" means, the rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) representing the daily effective federal funds rate as quoted by the Administrative Agent and confirmed in Federal Reserve Board Statistical Release H.15 (519) or any successor or substitute publication selected by the Administrative Agent. If, for any reason, such rate is not available, then "Federal Funds Rate" shall mean a daily rate which is determined, in the opinion of the Administrative Agent, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (Charlotte time). Rates for weekends or holidays shall be the same as the rate for the most immediately preceding Business Day.

     "Fiscal Year" means the fiscal year of the Borrower and its Subsidiaries ending on the Sunday that is closest to September 30.

     "Foreign   Subsidiary"   means  any  Subsidiary  that  is  not  a  Domestic
Subsidiary.

     "Funded Debt" means, as of any date of determination with respect to the Borrower and its Restricted Subsidiaries on a Consolidated basis without duplication, the sum of (a) all Debt of the Borrower and its Subsidiaries referred to in clauses (a) and (c) of the definition of "Debt" and (b) to the extent that the underlying guaranteed Debt would be Debt of the types referred to in clause (a) of this definition, Debt referred to in clause (e) of the definition of "Debt"; provided, that for purposes of calculating Funded Debt for the Borrower's fiscal quarter ending January 18, 2004 only, Funded Debt shall exclude an amount equal to the Blocked Term Loan Proceeds, if any, existing on January 18, 2004.

     "GAAP" means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Borrower and its Subsidiaries throughout the period indicated and (subject to Section 14.9) consistent with the prior financial practice of the Borrower and its Subsidiaries.

     "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

     "Governmental Authority" means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Guaranty Agreement" means the unconditional Guaranty Agreement dated as of January 22, 2003 entered into by each of the Guarantors in favor of the Administrative Agent for the ratable benefit of itself and the Lenders, substantially in the form of Exhibit H, as amended, restated, supplemented or otherwise modified prior to the date hereof, as reaffirmed and amended by the Reaffirmation Agreement and as otherwise amended, restated, supplemented or otherwise modified from time to time hereafter.

     "Guarantors" means the Restricted Subsidiaries that are Domestic Subsidiaries of the Borrower and any other Person which, after the Closing Date, becomes a party to the Guaranty Agreement by executing and delivering a Joinder Agreement.

     "Guaranty Obligation" means, with respect to the Borrower and its Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include endorsements for collection or deposit in the ordinary course of business.

     "Hazardous Materials" means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed to constitute a nuisance or a trespass which pose a health or safety hazard to Persons or neighboring properties, (f) which consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

     "Hedging Agreement" means any agreement with respect to any Interest Rate Contract, forward rate agreement, forward foreign exchange agreement, currency swap agreement, cross-currency rate swap agreement, currency option agreement or other agreement or arrangement designed to alter the risks of any Person arising from fluctuations in interest rates or currency values (other than any commodity swap or other agreement or arrangement related to commodity prices), all as amended, restated, supplemented or otherwise modified from time to time.

     "Hedging Obligations" has the meaning assigned thereto in the definition of "Obligations".

     "Indenture" means the indenture dated as of April 14, 1998 among Foodmaker, Inc., as issuer, the Subsidiary Guarantors identified therein and First Union National Bank, as trustee.

     "Innovation Center" means the Borrower's product marketing, research and development facility to be constructed in San Diego, California.

     "Insurance and  Condemnation  Proceeds" has the meaning assigned thereto in
Section 4.4(b)(v).

     "Interest Expense" means, with respect to the Borrower and its Restricted Subsidiaries for any period, the gross interest expense (including, without limitation, interest expense attributable to Capital Leases), all determined for such period on a Consolidated basis, without duplication, in accordance with GAAP.

     "Interest Period" has the meaning assigned thereto in Section 5.1(b).

     "Interest Rate Contract" means any interest rate swap agreement, interest rate cap agreement, interest rate floor agreement, interest rate collar agreement, interest rate option or any other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any Person and any confirming letter executed pursuant to such agreement, all as amended, restated, supplemented or otherwise modified from time to time.

     "ISP98" means the International Standby Practices (1998 Revision, effective January 1, 1999), International Chamber of Commerce Publication No. 590.

         "Issuing Lender" means Wachovia.

     "Joinder Agreement" means, collectively, each Joinder Agreement executed in favor of the Administrative Agent for the ratable benefit of itself and the Lenders, substantially in the form of Exhibit J.

     "L/C   Commitment"   means  the  lesser  of  (a)  Sixty   Million   Dollars
($60,000,000) and (b) the Revolving Credit Commitment.

     "L/C Facility" means the letter of credit facility  established pursuant to
Article III.

     "L/C Obligations" means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5.

     "L/C Participants" means the collective reference to all the Lenders with Revolving Credit Commitments other than the Issuing Lender.

     "L/C Supporting Documentation" has the meaning assigned thereto in Section 3.2.

     "Lender" means each Person executing this Agreement as a Lender (including, without limitation, the Issuing Lender and the Swingline Lender unless the context otherwise requires) set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to
Section 14.10.

     "Lending Office" means, with respect to any Lender, the office of such Lender maintaining such Lender's Commitment Percentage of the Extensions of Credit.

     "Letters of Credit" means the collective reference to the standby letters of credit issued pursuant to Section 3.1 and the Existing Letters of Credit.

     "Leverage Ratio" has the meaning assigned thereto in Section 10.1.

     "LIBOR" means the rate of interest per annum determined on the basis of the rate for deposits in Dollars in minimum amounts of at least $5,000,000 for a period equal to the applicable Interest Period which appears on the Dow Jones Market Screen 3750 at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period (rounded upward, if necessary, to the nearest 1/100th of 1%). If, for any reason, such rate does not appear on Dow Jones Market Screen 3750, then "LIBOR" shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars in minimum amounts of at least $5,000,000 would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period. Each calculation by the Administrative Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error.

     "LIBOR Rate" means a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula:

         LIBOR Rate =                  LIBOR
                      ----------------------------------------
                           1.00-Eurodollar Reserve Percentage

     "LIBOR Rate Loan" means any Loan bearing interest at a rate based upon the LIBOR Rate as provided in Section 5.1(a).

     "Lien" means, with respect to any asset, any mortgage, leasehold mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

     "Loan  Documents"  means,  collectively,  this  Agreement,  the Notes,  the
Applications, the L/C Supporting Documentation, the Guaranty Agreement, the Collateral Agreement, any other Security Documents, each Joinder Agreement and each other document, instrument, certificate and agreement executed and delivered by the Borrower or any Subsidiary thereof in connection with this Agreement or otherwise contemplated hereby (excluding any Hedging Agreement), all as may be amended, restated, supplemented or otherwise modified from time to time.

     "Loans" means the collective reference to the Revolving Credit Loans, the Swingline Loans and the Term Loans.

     "Material Adverse Effect" means a material adverse effect on (a) the properties, business, prospects, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole or (b) the ability of the Borrower or any of its Subsidiaries to perform its obligations under any Loan Document.

     "Material Contract" means (a) any contract or other agreement, written or oral, of the Borrower or any of its Subsidiaries involving monetary liability of or to any such Person in an amount in excess of $25,000,000 per annum, or (b) any other contract or agreement, written or oral, of the Borrower or any of its Restricted Subsidiaries the failure by the Borrower or any of its Restricted Subsidiaries to comply with which could reasonably be expected to have a Material Adverse Effect.

     "Mortgages" means the collective reference to each deed of trust, mortgage or other real property security document, encumbering all real property now or hereafter owned by the Borrower or any Restricted Subsidiary that is a Domestic Subsidiary (except as otherwise permitted under Section 9.11), in each case, in form and substance reasonably satisfactory to the Administrative Agent and executed by the Borrower or any Restricted Subsidiary which is the owner thereof in favor of the Administrative Agent, for the ratable benefit of itself and the Lenders, as any such document may be amended, restated, supplemented or otherwise modified from time to time.

     "Mortgage Related Documents" means each of the following, in each case in form and substance satisfactory to the Administrative Agent:

     (a) marked-up commitments for a policy of title insurance, insuring Lenders' first priority Liens other than for ad valorem taxes not yet due and payable, with title insurance companies (the "Title Companies") reasonably acceptable to the Administrative Agent on each of the properties subject to the Mortgages, with the final title insurance policy being delivered within thirty
(30) days after the date any Mortgage shall be required to be delivered pursuant to Section 9.11;

     (b) any customary affidavits and indemnities in favor of the Title Companies as may be required or necessary to obtain title insurance reasonably satisfactory to the Administrative Agent;

     (c) copies of all recorded documents creating exceptions to the title policy referred to in paragraph (a) above;

     (d) certification from the National Research Center, or any successor agency thereto, as to flood hazards regarding each parcel of real property subject to a Mortgage;

     (e) copies of all surveys of each parcel of real property subject to the Mortgages which are in the possession of the Borrower or any Restricted Subsidiary as of the date such Mortgage shall be required to be delivered pursuant to Section 9.11;

     (f) copies of all environmental assessments, audits or reports which are in the possession of the Borrower or any Restricted Subsidiary as of the date such Mortgage shall be required to be delivered pursuant to Section 9.11;

     (g) evidence of property and liability insurance on each parcel of real property subject to a Mortgage in form and substance reasonably acceptable to the Administrative Agent naming the Administrative Agent as first mortgagee; and

     (h) such other certificates, documents and information as are reasonably requested by the Lenders, including, without limitation, permanent certificates of occupancy and evidence of zoning.

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, or has accrued an obligation to make contributions within the preceding six (6) years.

     "Net Cash Proceeds" means, as applicable, (a) with respect to any sale or other disposition of assets, the gross cash proceeds received by the Borrower or any of its Restricted Subsidiaries from such sale less the sum of (i) all income taxes and other taxes assessed by a Governmental Authority as a result of such sale and any other fees and expenses incurred in connection therewith and (ii) the principal amount of, premium, if any, and interest on any Debt secured by a Lien on the asset (or a portion thereof) sold, which Debt is required to be repaid in connection with such sale, (b) with respect to any offering of equity securities or issuance of Debt (including, without limitation, Subordinated
Debt), the gross cash proceeds received by the Borrower or any of its Restricted Subsidiaries therefrom less all legal, underwriting and other fees and expenses incurred in connection therewith and (c) with respect to any payment under an insurance policy or in connection with a condemnation proceeding, the amount of cash proceeds received by the Borrower or its Restricted Subsidiaries from an insurance company or Governmental Authority, as applicable, net of all expenses of collection; provided, however, that Net Cash Proceeds shall not include any such cash received by or on behalf of the Borrower or its Restricted Subsidiaries with respect to (x) any securities convertible into or exchangeable for capital stock issued to any officer, director or employee with respect to the Borrower or its Restricted Subsidiaries or (y) any Permitted Sale-Leaseback Transaction with respect to the Innovation Center.

     "Net Income" means, with respect to the Borrower and its Restricted Subsidiaries, for any period of determination, the net income (or loss) for such period, determined on a Consolidated basis in accordance with GAAP; provided that there shall be excluded from Net Income (a) the net income (or loss) of any Person (other than a Subsidiary which shall be subject to clause (c) below), in which the Borrower or any of its Restricted Subsidiaries has a joint interest with a third party, except to the extent such net income is actually paid to the Borrower or any of its Restricted Subsidiaries by dividend or other distribution during such period (in an amount not to exceed the Borrower's or such Restricted

Subsidiary's  share of equity income from such  Person),  (b) the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of such Person or is merged into or consolidated with such Person or any of its Restricted Subsidiaries or that Person's assets are acquired by such Person or any of its Restricted Subsidiaries except to the extent included pursuant to the foregoing clause (a), (c) the net income (if positive) of (i) any Restricted Subsidiary and (ii) any Unrestricted Subsidiary, to the extent such net income is actually paid to the Borrower or any of its Restricted Subsidiaries by dividend or other distribution during such period (in an amount not to exceed the Borrower's or any Restricted Subsidiary's share of the net income from such Unrestricted Subsidiary), in each case, to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary to the Borrower or any of its Restricted Subsidiaries of such net income (i) is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute rule or governmental regulation applicable to such Subsidiary or (ii) would be subject to any taxes payable on such dividends or distributions.

     "Notes" means the collective reference to the Revolving Credit Notes, the Swingline Note and the Term Notes, and "Note" means any of such Notes.

     "Notice of Account Designation" has the meaning assigned thereto in Section 2.3(b).

     "Notice of Borrowing" has the meaning assigned thereto in Section 2.3(a).

     "Notice of  Conversion/Continuation"  has the meaning  assigned  thereto in
Section 5.2.

     "Notice of Prepayment" has the meaning assigned thereto in Section 2.4(c).

     "Obligations" means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) the L/C Obligations, (c) all existing or future payment and other obligations owing by the Borrower under any Hedging Agreement (which such Hedging Agreement is permitted hereunder) with any Person that is a Lender hereunder (all such obligations with respect to any such Hedging Agreement, "Hedging Obligations") and (d) all other fees and commissions (including attorneys' fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Borrower or any of its Subsidiaries to the Lenders or the Administrative Agent, in each case under or in respect of this Agreement, any Note, any Letter of Credit or any of the other Loan Documents of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note.

     "Officer's  Compliance  Certificate"  has the meaning  assigned  thereto in
Section 8.2.

     "Operating Lease" means, as to any Person as determined in accordance with GAAP, any lease of property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease.

     "Other Taxes" has the meaning assigned thereto in Section 5.11(b).

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

     "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained for the employees of the Borrower or any ERISA Affiliates or (b) has at any time within the preceding six (6) years been maintained for the employees of the Borrower or any of its current or former ERISA Affiliates.

     "Permitted  Acquisition"  has  the  meaning  assigned  thereto  in  Section
11.3(i).

     "Permitted Acquisition Diligence Information" means with respect to any acquisition proposed by the Borrower or any Restricted Subsidiary thereof, to the extent applicable, all financial information, all environmental reports (including, without limitation, any phase I and, to the extent applicable, phase II reports), all Material Contracts, all customer lists, all supply agreements, and all other material information, in each case, requested to be delivered to the Administrative Agent in connection with such proposed acquisition.

     "Permitted Acquisition Documents" means with respect to any acquisition proposed by the Borrower or any Restricted Subsidiary thereof, the purchase agreement, sale agreement, merger agreement or other agreement evidencing such acquisition, including, without limitation, all legal opinions and each other document executed, delivered, contemplated by or prepared in connection therewith and any amendment, modification or supplement to any of the foregoing.

     "Permitted Franchisee Financing Program" means the franchisee financing program on substantially the terms disclosed to the Administrative Agent on or prior to the Closing Date pursuant to which the Borrower will (a) invest in a nonaffiliate which will provide financing to the Borrower's franchisees, (b) issue guaranties of the Debt of its franchisees to such Person, (c) sell notes payable to it by its franchisees to such Person, and (d) enter into certain transactions ancillary thereto.

     "Permitted Sale-Leaseback Transaction" means any sale and leaseback transaction with any Person providing for the leasing by the Borrower or any of its Restricted Subsidiaries of real or personal property of (a) existing restaurant units owned by the Borrower or any Restricted Subsidiary on the Closing Date and held for resale as set forth on Schedule 1.1(c), or (b) newly created restaurant units not in existence on the Closing Date or (c) the Innovation Center, provided that, in each case the restaurant unit or units (or the Innovation Center) are sold by the Borrower or such Restricted Subsidiary for fair value and cash consideration only and, provided further that, the aggregate amount of gross proceeds for all such sales in any Fiscal Year of the Borrower shall not exceed $115,000,000.

     "Person" means an individual, corporation, limited liability company, partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

     "Prime Rate" means, at any time, the rate of interest per annum publicly announced from time to time by Wachovia as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by Wachovia as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

     "Ratings Downgrade" means either (a) downgrade of the senior secured Debt rating of the Borrower to (i) BB- or less by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and (ii) Ba3 or less by Moody's Investors Service, Inc. or (b) a downgrade of the senior secured Debt rating of the Borrower to either (i) a rating less than BB- by Standard & Poor's Ratings Services, a division of The Mc-Graw-Hill Companies, Inc. or (ii) a rating less than Ba3 by Moody's Investors Service, Inc.

     "Reaffirmation Agreement" means the Reaffirmation and Master Amendment, of even date herewith, among the Borrower, its Domestic Subsidiaries that are Restricted Subsidiaries and the Administrative Agent (for the ratable benefit of itself and the Lenders), substantially in the form of Exhibit K, as amended, restated, supplemented or otherwise modified from time to time.

     "Register" has the meaning assigned thereto in Section 14.10(d).

     "Reimbursement   Obligation"  means  the  obligation  of  the  Borrower  to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

     "Rental Expense" means, with respect to the Borrower and its Restricted Subsidiaries for any period, all rental expenses with respect to Operating Leases (including, without limitation, any rental expenses incurred in connection with a sale-leaseback transaction) of the Borrower and its Subsidiaries for such period, determined on a Consolidated basis in accordance with GAAP.

     "Replaced Lender" has the meaning assigned thereto in Section 5.12(c).

     "Replacement Lender" has the meaning assigned thereto in Section 5.12(c).

     "Required Lenders" means, at any date, any combination of Lenders holding more than fifty percent (50%) of the sum of (a) the Revolving Credit Commitment (or, if the Revolving Credit Facility has been terminated, any combination of Lenders holding more than fifty percent (50%) of the aggregate outstanding Extensions of Credit thereunder) and (b) the aggregate outstanding Extensions of Credit under the Term Loan Facility.

     "Responsible Officer" means any of the following: the chief executive officer, chief financial officer or treasurer of the Borrower or any other officer of the Borrower reasonably acceptable to the Administrative Agent.

     "Restricted Subsidiary" means any Subsidiary of the Borrower that is not an Unrestricted Subsidiary.

     "Revolving Credit Commitment" means (a) as to any Lender, the obligation of such Lender to make Revolving Credit Loans to and issue or participate in Letters of Credit issued for the account of the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on the Register, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof, and
(b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Loans and issue and participate in Letters of Credit, as such amount may be reduced or increased at any time or from time to time pursuant to the terms hereof. The Revolving Credit Commitment of all Lenders on the Closing Date shall be Two Hundred Million Dollars ($200,000,000).

     "Revolving Credit Commitment Percentage" means, as to any Lender at any time, the ratio of (a) the amount of the Revolving Credit Commitment of such Lender to (b) the Revolving Credit Commitments of all Lenders.

     "Revolving Credit Facility" means the revolving credit facility established pursuant to Article II of this Agreement.

     "Revolving  Credit  Loan"  means  any  revolving  credit  loan  made to the
Borrower   pursuant  to  Section  2.1,  and  all  such  revolving  credit  loans collectively as the context requires.

     "Revolving Credit Maturity Date" means the earliest of the dates referred to in Section 2.7.

     "Revolving Credit Notes" means the collective reference to the Revolving Credit Notes, if any, made by the Borrower payable to the order of each Lender holding a Revolving Credit Commitment, substantially in the form of Exhibit A-1 hereto, evidencing the Revolving Credit Facility, and any amendments, supplements and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part; and "Revolving Credit Note" means any of such Revolving Credit Notes.

     "Security Documents" means the collective reference to the Guaranty Agreement, the Collateral Agreement, the Mortgages (if applicable), the Reaffirmation Agreement and each other agreement or writing pursuant to which the Borrower or any Restricted Subsidiary thereof purports to pledge or grant a security interest in any property or assets securing the Obligations or any such Person purports to guaranty the payment and/or performance of the Obligations, in each case, as amended, restated, supplemented or otherwise modified from time to time.

     "Senior Subordinated Note Payment Date" has the meaning set fort in Section 4.4(b)(vii).

     "Senior Subordinated Notes" means the existing 8 3/8% senior subordinated notes of the Borrower due April 15, 2008.

     "Solvent" means, as to the Borrower and its Restricted Subsidiaries on a particular date, that any such Person (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature, (b) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies), and (c) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

     "Subordinated Debt" means the collective reference to any Debt of the Borrower or any Restricted Subsidiary subordinated in right and time of payment to the Obligations with a maturity no earlier than a date that is six (6) months after the Term Loan Maturity Date and containing such other terms and conditions (including, without limitation, the subordination terms), in each case as are satisfactory to the Administrative Agent.

     "Subsidiary" means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by or the management is otherwise controlled by such Person
(irrespective of whether, at the time, capital stock or other ownership interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to "Subsidiary" or "Subsidiaries" herein shall refer to those of the Borrower; provided that, notwithstanding the foregoing, the Unrestricted Subsidiaries shall not be deemed to be Subsidiaries for the purposes of Articles X and XI of this Agreement.

     "Swingline Commitment" means the lesser of (a) Fifteen Million Dollars ($15,000,000) and (b) the Revolving Credit Commitment.

     "Swingline  Facility" means the swingline facility  established pursuant to
Section 2.2.

     "Swingline Lender" means Wachovia in its capacity as swingline lender hereunder.

     "Swingline Loan" means any swingline loan made by the Swingline Lender to the Borrower pursuant to Section 2.2, and all such swingline loans collectively as the context requires.

     "Swingline Note" means the Swingline Note made by the Borrower payable to the order of the Swingline Lender, substantially in the form of Exhibit A-2 hereto, evidencing the Swingline Loans, and any amendments, supplements and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extensions thereof, in whole or in part.

     "Swingline   Termination  Date"  means  the  first  to  occur  of  (a)  the resignation of Wachovia as Administrative Agent in accordance with Section 13.9 and (b) the Revolving Credit Maturity Date.

     "Syndication Agent" means each of Fleet National Bank and US Bank, National Association in its capacity as syndication agent hereunder.

     "Synthetic Lease" means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP.

     "Tangible Net Worth" shall mean the amount of assets of the Borrower and its Restricted Subsidiaries shown on the Consolidated balance sheet of the Borrower and its Subsidiaries (but excluding from such assets any items which would be treated as intangibles under GAAP, including, but not limited to capitalized interest, debt discount and expense, goodwill, patents, trademarks, copyrights, licenses, and franchises), less all liabilities of the Borrower and its Restricted Subsidiaries, all computed in accordance with GAAP applied on a consistent basis.

     "Taxes" has the meaning assigned thereto in Section 5.11(a).

     "Term Loan Commitment" means (a) as to any Lender, the obligation of such Lender to make the Term Loans to the account of the Borrower hereunder in an aggregate principal amount not to exceed the amount set forth opposite such Lender's name on the Register, as such amount may be reduced or otherwise modified at any time or from time to time pursuant to the terms hereof and (b) as to all Lenders, the aggregate commitment to make Term Loans. The Term Loan Commitment of all Lenders as of the Closing Date shall be Two Hundred Seventy Five Million Dollars ($275,000,000).

     "Term Loan Facility" means the term loan facility  established  pursuant to
Article IV of this Agreement.

     "Term Loan Maturity Date" means the first to occur of (a) January 8, 2011, or (b) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 12.2(a).

     "Term Loan Percentage" means, as to any Lender, (a) prior to making the Term Loans, the ratio of (i) the Term Loan Commitment of such Lender to (ii) the Term Loan Commitments of all Lenders and (b) after the Term Loans are made, the ratio of (i) the outstanding principal balance of the Term Loan of such Lender to (ii) the aggregate outstanding principal balance of the Term Loans of all Lenders.

     "Term Loans" shall mean the term loans to be made to the Borrower by the Lenders pursuant to Section 4.1.

     "Term Notes" means the Term Notes made by the Borrower payable to the order of each of the Lenders, substantially in the form of Exhibit A-3 hereto, evidencing the Debt incurred by the Borrower pursuant to the Term Loan Facility, and any amendments, modifications and supplements thereto, any substitute therefor, and any replacement, restatements, renewals or extensions thereof, in whole or in part; and "Term Note" means any of such Term Notes.

     "Termination Event" means except for any such event or condition that could not reasonably be expected to have a Material Adverse Effect: (a) a "Reportable Event" described in Section 4043 of ERISA for which the notice requirement has not been waived by the PBGC, or (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, or
(d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA, or (g) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan if withdrawal liability is asserted by such plan, or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

     "Uniform Customs" means the Uniform Customs and Practice for Documentary Credits (1993 Revision), effective January, 1994 International Chamber of Commerce Publication No. 500.

     "UCC" means the Uniform Commercial Code as in effect in the State of New York, as amended or modified from time to time.

     "United States" means the United States of America.

     "Unrestricted  Subsidiary"  means any Subsidiary of the Borrower  listed on
Schedule 1.1(b) or which is designated as an Unrestricted Subsidiary after the Closing Date pursuant to Section 9.9, provided that at all times such (a) Unrestricted Subsidiary's obligations are non-recourse to the Borrower and its Subsidiaries and (b) Unrestricted Subsidiary individually and collectively with all other Unrestricted Subsidiaries meets the requirements set forth in Section 9.9.

     "Wachovia" means Wachovia Bank, National Association, a national banking association, and its successors.

     "Wholly-Owned" means, with respect to a Subsidiary, that all of the shares of capital stock or other ownership interests of such Subsidiary are, directly or indirectly, owned or controlled by the Borrower and/or one or more of its Wholly-Owned Subsidiaries (except for directors' qualifying shares or other shares required by Applicable Law to be owned by a Person other than the Borrower).

     "Working Capital" means, for any period of determination, current assets excluding cash minus current liabilities (excluding any principal payments associated with the Revolving Credit Loans), all determined in accordance with GAAP.

  SECTION 1.2  General.
               --------

     Unless otherwise specified, a reference in this Agreement to a particular article, section, subsection, Schedule or Exhibit is a reference to that article, section, subsection, Schedule or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference herein to "Charlotte time" shall refer to the applicable time of day in Charlotte, North Carolina.

  SECTION 1.3  Other Definitions and Provisions.
               ---------------------------------

     (a) Use of Capitalized Terms. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement, the Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

     (b) Miscellaneous. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

     (c) Plural and Singular. The meanings of defined terms are generally applicable to the singular and plural forms of the defined terms.


                                   ARTICLE II

                            REVOLVING CREDIT FACILITY

  SECTION 2.1  Revolving Credit Loans.
               -----------------------

     Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties set forth herein, each Lender with a Revolving Credit Commitment severally agrees to make Revolving Credit Loans to the Borrower from time to time from the Closing Date through, but not including, the Revolving Credit Maturity Date as requested by the Borrower in accordance with the terms of Section 2.3; provided, that (a) the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to any amount requested) shall not exceed the Revolving Credit Commitment less the sum of all outstanding Swingline Loans and L/C Obligations and (b) the principal amount of outstanding Revolving Credit Loans from any Lender to the Borrower shall not at any time exceed such Lender's Revolving Credit Commitment less such Lender's Revolving Credit Commitment Percentage of outstanding L/C Obligations and outstanding Swingline Loans. Each Revolving Credit Loan by a Lender shall be in a principal amount equal to such Lender's Revolving Credit Commitment Percentage of the aggregate principal amount of Revolving Credit Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrower may borrow, repay and reborrow Revolving Credit Loans hereunder until the Revolving Credit Maturity Date.

  SECTION 2.2  Swingline Loans.
               ----------------

     (a) Availability. Subject to the terms and conditions of this Agreement, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time from the Closing Date through, but not including, the Swingline Termination Date; provided, that the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested), shall not exceed the lesser of (i) the Revolving Credit Commitment less the sum of all outstanding Revolving Credit Loans and the L/C Obligations and (ii) the Swingline Commitment; provided further that the Swingline Lender will not make a Swingline Loan from and after the date which is one (1) day after it has received written notice from the Administrative Agent (upon the request of the Required Lenders) that one or more of the applicable conditions to Extensions of Credit specified in Section 6.3 is not then satisfied until such conditions are satisfied or waived in accordance with the provisions of this Agreement (and the Swingline Lender shall be entitled to conclusively rely on any such notice and shall have no obligation to independently investigate the accuracy of such notice and shall have no liability to the Borrower in respect thereof if such notice proves to be inaccurate).

     (b)  Refunding.

       (i) Swingline Loans shall be refunded by the Lenders with a Revolving Credit Commitment on demand by the Swingline Lender. Such refundings shall be made by the Lenders in accordance with their respective Revolving Credit Commitment Percentages and shall thereafter be reflected as Revolving Credit Loans of the Lenders on the books and records of the Administrative Agent. Each Lender shall fund its respective Revolving Credit Commitment Percentage of Revolving Credit Loans as required to repay Swingline Loans outstanding to the Swingline Lender upon demand by the Swingline Lender but in no event later than 3:00 p.m. (Charlotte time) on the next succeeding Business Day after such demand is made. No Lender's obligation to fund its respective Revolving Credit Commitment Percentage of a Swingline Loan shall be affected by any other Lender's failure to fund its Revolving Credit Commitment Percentage of a Swingline Loan, nor shall any Lender's Revolving Credit Commitment Percentage be increased as a result of any such failure of any other Lender to fund its Revolving Credit Commitment Percentage of a Swingline Loan.

      (ii) The Borrower shall pay to the Swingline Lender on demand the amount of such Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. In addition, the Borrower hereby authorizes the Administrative Agent to charge any account maintained by the Borrower with the Swingline Lender (up to the amount available therein) in order to immediately pay the Swingline Lender the amount of such Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of the Borrower from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in accordance with their respective Revolving Credit Commitment Percentages (unless the amounts so recovered by or on behalf of the Borrower pertain to a Swingline Loan extended after the occurrence and during the continuance of an Event of Default of which the Administrative Agent has received notice in the manner required pursuant to Section 13.5 and which such Event of Default has not been waived by the Required Lenders or the Lenders, as applicable).

     (iii) Each Lender with a Revolving Credit Commitment acknowledges and agrees that its obligation to refund Swingline Loans in accordance with the terms of this Section 2.2 is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Article VI. Further, each Lender agrees and acknowledges that if prior to the refunding of any outstanding Swingline Loans pursuant to this Section 2.2, one of the events described in
Section 12.1(h) or (i) shall have occurred, each Lender will, on the date the applicable Revolving Credit Loan would have been made, purchase an undivided participating interest in the Swingline Loan to be refunded in an amount equal to its Revolving Credit Commitment Percentage of the aggregate amount of such Swingline Loan. Each Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swingline Lender will deliver to such Lender a certificate evidencing such participation dated the date of receipt of such funds and for such amount. Whenever, at any time after the Swingline Lender has received from any Lender such Lender's participating interest in a Swingline Loan, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded).

  SECTION 2.3  Procedure for Advances of Revolving Credit and Swingline Loans.
               ---------------------------------------------------------------

     (a) Requests for Borrowing. The Borrower shall give the Administrative Agent irrevocable prior written notice substantially in the form attached hereto as Exhibit B (a "Notice of Borrowing") not later than 2:00 p.m. (Charlotte time)
(i) on the same Business Day as each Base Rate Loan and each  Swingline Loan and
(ii) at least three (3) Business Days before each LIBOR Rate Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be (x) with respect to Base Rate Loans (other than Swingline Loans) in an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof, (y) with respect to LIBOR Rate Loans in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof and (z) with respect to Swingline Loans in an aggregate principal amount of $100,000 or a whole multiple of $100,000 in excess thereof, (C) whether such Loan is to be a Revolving Credit Loan or Swingline Loan, (D) in the case of a Revolving Credit Loan whether the Loans are to be LIBOR Rate Loans or Base Rate Loans, and (E) in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto. A Notice of Borrowing received after 2:00 p.m. (Charlotte time) shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing.

     (b) Disbursement of Revolving Credit and Swingline Loans. Not later than 3:00 p.m. (Charlotte time) on the proposed borrowing date, (i) each Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Lender's Revolving Credit Commitment Percentage of the Revolving Credit Loans to be made on such borrowing date and (ii) the Swingline Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, the Swingline Loans to be made on such borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section 2.3 in immediately available funds by crediting or wiring such proceeds to the deposit account of the Borrower identified in the most recent notice substantially in the form of Exhibit C hereto (a "Notice of Account Designation") delivered by the Borrower to the Administrative Agent or as may be otherwise agreed upon by the Borrower and the Administrative Agent from time to time. Subject to Section 5.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving Credit Loan requested pursuant to this Section 2.3 to the extent that any Lender has not made available to the Administrative Agent its Revolving Credit Commitment Percentage of such Loan. Revolving Credit Loans to be made for the purpose of refunding Swingline Loans shall be made by the Lenders as provided in Section 2.2(b).

  SECTION 2.4  Repayment of Loans.
               -------------------

     (a) Repayment on Termination Date. The Borrower hereby agrees to repay the outstanding principal amount of (i) all Revolving Credit Loans in full on the Revolving Credit Maturity Date, and (ii) all Swingline Loans in accordance with
Section 2.2(b), together, in each case, with all accrued but unpaid interest thereon.

     (b) Mandatory Repayment of Revolving Credit Loans. If at any time the outstanding principal amount of all Revolving Credit Loans plus the sum of all outstanding Swingline Loans and L/C Obligations exceeds the Revolving Credit Commitment, the Borrower agrees to repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Lenders an amount equal to such excess, with each such repayment applied first to the principal amount of outstanding Swingline Loans, second to the principal amount of outstanding Revolving Credit Loans and third, with respect to any Letters of Credit then outstanding, a payment of cash collateral into a cash collateral account opened by the Administrative Agent, for the benefit of the Lenders in an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit (such cash collateral to be applied in accordance with Section 12.2(b)).

     (c) Optional Repayments. The Borrower may at any time and from time to time repay the Loans, in whole or in part, upon at least (i) three (3) Business Days' irrevocable notice to the Administrative Agent with respect to LIBOR Rate Loans (ii) one (1) Business Day irrevocable notice with respect to Base Rate Loans and (iii) same day notice by 2:00 p.m. (Charlotte time) with respect to Swingline Loans, substantially in the form attached hereto as Exhibit D (a "Notice of Prepayment") specifying the date and amount of repayment and whether the repayment is of LIBOR Rate Loans, Base Rate Loans, Swingline Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of $1,000,000 or a whole multiple of $500,000 in excess thereof with respect to Base Rate Loans (other than Swingline Loans), $5,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to LIBOR Rate Loans and $100,000 or a whole multiple of $100,000 in excess thereof with respect to Swingline Loans. Each such repayment shall be accompanied by an amount required to be paid pursuant to Section 5.9 hereof.

     (d) Limitation on Repayment of LIBOR Rate Loans. The Borrower may not repay any LIBOR Rate Loan on any day other than on the last day of the Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 5.9 hereof.

     (e)  Hedging  Agreements.  No  repayment or  prepayment  pursuant  to  this
Section 2.4 shall affect any of the Borrower's obligations under any Hedging Agreement.

  SECTION 2.5  Notes.
               ------

     (a)  Revolving Credit Notes. Except as otherwise  provided in Section 14.10
(a)-(e), each Lender's Revolving Credit Loans and the obligation of the Borrower to repay such Revolving Credit Loans may, at the election of such Lender, be evidenced by a separate Revolving Credit Note executed by the Borrower payable to the order of such Lender.

     (b) Swingline Notes. The Swingline Loans and the obligation of the Borrower to repay such Swingline Loans may, at the election of the Swingline Lender, be evidenced by a Swingline Note executed by the Borrower payable to the order of the Swingline Lender.

  SECTION 2.6  Permanent Reduction of the Revolving Credit Commitment.
               -------------------------------------------------------

     (a) Voluntary Reduction. The Borrower shall have the right at any time and from time to time, upon at least five (5) Business Days prior written notice to the Administrative Agent, to permanently reduce, without premium or penalty, (i) the entire Revolving Credit Commitment at any time or (ii) portions of the Revolving Credit Commitment, from time to time, in an aggregate principal amount not less than $5,000,000 or any whole multiple of $1,000,000 in excess thereof. The amount of each partial permanent reduction shall be applied pro rata to reduce the remaining mandatory reduction amounts required under Section 2.6(b), and such reduction shall permanently reduce the Lenders' Revolving Credit
Commitments pro rata in accordance with their respective Revolving Credit Commitment Percentages.

     (b) Mandatory Reduction. If at any time proceeds ("Excess Proceeds") remain after the prepayment in full of Term Loans pursuant to Section 4.4(b), the Revolving Credit Commitment shall be permanently reduced on the date of the required prepayment under Section 4.4(b) by an amount equal to the amount of such Excess Proceeds.

     (c) Corresponding Payment. Each permanent reduction permitted or required pursuant to this Section 2.6 shall be accompanied by a payment of principal, first to the principal amount of outstanding Swingline Loans, second to the principal amount of outstanding Revolving Credit Loans and third, to any Letters of Credit then outstanding, in each case sufficient to reduce the aggregate outstanding Revolving Credit Loans, Swingline Loans and L/C Obligations, as applicable, after such reduction to the Revolving Credit Commitment as so reduced and if the Revolving Credit Commitment as so reduced is less than the aggregate amount of all outstanding Letters of Credit, the Borrower shall be required to deposit cash collateral in a cash collateral account opened by the Administrative Agent in an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Such cash collateral shall be applied in accordance with Section 12.2(b). Any reduction of the Revolving Credit Commitment to zero shall be accompanied by payment of all outstanding Revolving Credit Loans and Swingline Loans (and furnishing of cash collateral satisfactory to the Administrative Agent for all L/C Obligations) and shall result in the termination of the Revolving Credit Commitment and the Swingline Commitment and the Revolving Credit Facility. Such cash collateral shall be applied in accordance with Section 12.2(b). If the reduction of the Revolving Credit Commitment requires the repayment of any LIBOR Rate Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 5.9.

  SECTION 2.7  Termination of Revolving Credit Facility.
               -----------------------------------------

     The Revolving Credit Facility shall terminate on the earliest of (a) January 8, 2008, (b) the date of termination by the Borrower pursuant to Section
2.6 of the entire Revolving Credit Commitment, or (c) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 12.2(a).



                                   ARTICLE III

                            LETTER OF CREDIT FACILITY

  SECTION 3.1  L/C Commitment.
               ---------------

     Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the L/C Participants set forth in Section 3.4(a), agrees to issue standby letters of credit ("Letters of Credit") for the account of the Borrower on any Business Day from the Closing Date through but not including the fifth (5th) Business Day prior to the Revolving Credit Maturity Date in such form as may be approved from time to time by the Issuing Lender and the Administrative Agent; provided, that the Issuing Lender shall have no obligation to issue, and the L/C Participants shall have no obligation to participate in, any Letter of Credit if, after giving effect to such issuance, (a) the L/C Obligations would exceed the L/C Commitment or (b) the aggregate principal amount of outstanding Revolving Credit Loans, plus the aggregate principal amount of outstanding Swingline Loans, plus the aggregate amount of L/C Obligations would exceed the Revolving Credit Commitment. Each Letter of Credit (other than the Existing Letters of Credit) shall (i) be in a minimum amount of $25,000 unless otherwise agreed to by the Issuing Lender, (ii) be a standby letter of credit issued to support obligations of the Borrower or any of its Restricted Subsidiaries, contingent or otherwise, incurred in the ordinary course of business, (iii) expire on a date satisfactory to the Issuing Lender and the Administrative Agent, which date shall be no later than the earlier of
(A) one (1) year after the date of its issuance (but any Letter of Credit issued hereunder may, by its terms and consistent with the terms hereof, be renewable annually with the consent of the Issuing Bank), and (B) the fifth (5th) Business Day prior to the Revolving Credit Maturity Date and (iv) be subject to the Uniform Customs and/or ISP98, as set forth in the Application or as determined by the Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of New York. As of the Closing Date, each of the Existing Letters of Credit shall constitute, for all purposes of this Agreement and the other Loan Documents, a Letter of Credit issued and outstanding hereunder. The Issuing Lender shall not at any time be obligated to issue, and the L/C Participants shall have no obligation to participate in, any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any Applicable Law. References herein to "issue" and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any existing Letters of Credit, unless the context otherwise requires.

  SECTION 3.2  Procedure for Issuance of Letters of Credit.
               --------------------------------------------

     The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information ("L/C Supporting Documentation") as the Issuing Lender and the Administrative Agent may request. The Borrower will contemporaneously deliver to the Administrative Agent at the Administrative Agent's Office a copy of such Application and L/C Supporting Documentation. Upon receipt of any Application, the Issuing Lender shall process such Application and the L/C Supporting Documentation delivered to it in connection therewith in accordance with its customary procedures and shall, after approving the same and receiving confirmation from the Administrative Agent that sufficient availability exists under the Revolving Credit Facility for issuance of such Letter of Credit, subject to Section 3.1 and Article VI hereof, promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three (3) Business Days after its receipt of the Application therefor and all L/C Supporting Documentation relating thereto) by issuing the original of such

Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower; provided that the Issuing Lender shall not issue a Letter of Credit from and after the date which is one (1) day after it has received written notice from the Administrative Agent (upon the request of the Required Lenders) that one or more of the applicable conditions to Extensions of Credit specified in Section 6.3 is not then satisfied until such conditions are satisfied or waived in accordance with the provisions of this Agreement (and the Issuing Lender shall be entitled to conclusively rely on any such notice and shall have no obligation to independently investigate the accuracy of such notice and shall have no liability to the Borrower in respect thereof if such notice proves to be inaccurate). The Issuing Lender shall promptly furnish to the Borrower and the Administrative Agent a copy of such Letter of Credit and promptly notify each Lender of the issuance and upon request by any Lender, furnish to such Lender a copy of such Letter of Credit and the amount of such Lender's participation therein.

  SECTION 3.3  Commissions and Other Charges.
               ------------------------------

     (a) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit in an amount equal to the face amount of such Letter of Credit multiplied by the Applicable Margin with respect to Revolving Credit Loans that are LIBOR Rate Loans (determined on a per annum basis). Such commission shall be payable quarterly in arrears on the last Business Day of each calendar quarter and on the Revolving Credit Maturity Date. The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all commissions received pursuant to this Section 3.3(a) in accordance with their respective Revolving Credit Commitment Percentages.

     (b) In addition to the foregoing commission, the Borrower shall pay the Administrative Agent, for the account of the Issuing Lender, an issuance fee with respect to each Letter of Credit issued hereunder in an amount equal to the face amount of such Letter of Credit multiplied by one-eighth of one percent (.125%) per annum. Such issuance fee shall be billed by the Administrative Agent and shall be payable by the Borrower in equal quarterly payments, in arrears, on the last Business Day of each calendar quarter and on the Revolving Credit Maturity Date.

     (c) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

  SECTION 3.4  L/C Participations.
               -------------------

     (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Commitment Percentage in the Issuing Lender's obligations and rights under and in respect of each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower through a Revolving Credit Loan or otherwise in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

     (b) Upon becoming aware of any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit, the Issuing Lender shall notify the Administrative Agent and each L/C Participant of the amount and due date of such required payment and such L/C Participant shall pay to the Issuing Lender the amount specified on the applicable due date. If any such amount is paid to the Issuing Lender after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand, in addition to such amount, the product of (i) such amount, times
(ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to the Issuing Lender, times

(iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of the Issuing Lender with respect to any amounts owing under this Section 3.4(b) shall be conclusive in the absence of manifest error. With respect to payment to the Issuing Lender of the unreimbursed amounts described in this Section 3.4(b), if the L/C Participants receive notice that any such payment is due (A) prior to 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due on the following Business Day.

     (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its Revolving Credit Commitment Percentage of such payment in accordance with this Section 3.4, the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, or any payment of interest on account thereof), the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

  SECTION 3.5  Reimbursement Obligation of the Borrower.
               -----------------------------------------

     In the event of any drawing under any Letter of Credit, the Borrower agrees to reimburse (either with the proceeds of a Revolving Credit Loan as provided for in this Section 3.5 or with funds from other sources), the Issuing Lender not later than 1:00 p.m. (Charlotte time) on the next succeeding Business Day for the amount of (a) such draft so paid and (b) any amounts referred to in
Section 3.3(c) incurred by the Issuing Lender in connection with such payment. The Issuing Lender shall deliver written notice of any drawing under a Letter of Credit to the Administrative Agent and the Borrower. Unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to reimburse the Issuing Lender for such drawing from other sources or funds, the Borrower shall be deemed to have timely given a Notice of Borrowing to the Administrative Agent requesting that the Lenders make a Revolving Credit Loan bearing interest at the Base Rate on such date in the amount of (a) such draft so paid and (b) any amounts referred to in Section 3.3(c) incurred by the Issuing Lender in connection with such payment, and the Lenders shall make a Revolving Credit Loan bearing interest at the Base Rate in such amount, the proceeds of which shall be applied to reimburse the Issuing Lender for the amount of the related drawing and costs and expenses. Each Lender acknowledges and agrees that its obligation to fund a Revolving Credit Loan in accordance with this Section 3.5 to reimburse the Issuing Lender for any draft paid under a Letter of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in
Section 2.3(a) or Article VI. If the Borrower has elected to pay the amount of such drawing with funds from other sources and shall fail to reimburse the Issuing Lender as provided above, the unreimbursed amount of such drawing shall bear interest at the rate which would be payable on any outstanding Base Rate Loans which were then overdue from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full.

  SECTION 3.6  Obligations Absolute.
               ---------------------

     The Borrower's obligations under this Article III (including, without limitation, the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees that the Issuing Lender, the Administrative Agent and the L/C Participants shall not be responsible for, and the Borrower's Reimbursement Obligation under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Lender's gross negligence or willful misconduct. The Borrower agrees that any action taken or omitted by the Issuing Lender or the Administrative Agent under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender, the Administrative Agent or any L/C Participant to the Borrower. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

  SECTION 3.7  Effect of Application.
               ----------------------

     To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.


                                   ARTICLE IV

                               TERM LOAN FACILITY

  SECTION 4.1  Term Loan.
               ----------

     Subject to the terms and conditions of this Agreement, each Lender severally agrees to make a Term Loan to the Borrower on the Closing Date. The Term Loan shall be funded by each Lender in a principal amount equal to such Lender's Term Loan Percentage of the aggregate principal amount of the Term Loans made on the Closing Date, which aggregate principal amount shall equal the total Term Loan Commitment as of the Closing Date.

  SECTION 4.2  Procedure for Advance of Term Loan.
               -----------------------------------

     The Borrower shall give the Administrative Agent an irrevocable Notice of Borrowing prior to 2:00 p.m. (Charlotte time) on the Closing Date requesting that the Lenders make the Term Loan as a Base Rate Loan on such date (provided that the Borrower may request, on or prior to the Closing Date, that the Lenders make the Term Loan as a LIBOR Rate Loan if the Borrower has delivered to the Administrative Agent a letter in form and substance satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section
5.9 of this Agreement). Upon receipt of such Notice of Borrowing from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Not later than 3:00 p.m. (Charlotte time) on the Closing Date, each Lender will make available to the Administrative Agent for the account of the Borrower, at the office of the Administrative Agent in immediately available funds, the amount of such Term Loan to be made by such Lender on such borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of the Term Loan in immediately available funds by wire transfer to such Person or Persons as may be designated by the Borrower.

  SECTION 4.3  Repayment of Term Loan.
               -----------------------

     The Borrower shall repay the aggregate outstanding principal amount of the Term Loan in consecutive quarterly installments on the last Business Day of each of April, July, October and January commencing April 30, 2004 as set forth below, except as the amount of individual installments may be adjusted pursuant to Section 4.4 hereof:


    YEAR      PAYMENT DATE      PRINCIPAL INSTALLMENT      TERM LOAN COMMITMENT
                                        ($)                        ($)
================================================================================
    2004        April 30              $687,500                  $274,312,500
                July 30               $687,500                  $273,625,000
               October 29             $687,500                  $272,937,500
================================================================================
    2005       January 31             $687,500                  $272,250,000
                April 29              $687,500                  $271,562,500
                July 29               $687,500                  $270,875,000
               October 31             $687,500                  $270,187,500
================================================================================
    2006       January 31             $687,500                  $269,500,000
                April 28              $687,500                  $268,812,500
                July 31               $687,500                  $268,125,000
               October 31             $687,500                  $267,437,500
================================================================================
    2007       January 31             $687,500                  $266,750,000
                April 30              $687,500                  $266,062,500
                July 31               $687,500                  $265,375,000
               October 31             $687,500                  $264,687,500
================================================================================
    2008       January 31             $687,500                  $264,000,000
                April 30              $687,500                  $263,312,500
                July 31               $687,500                  $262,625,000
               October 31             $687,500                  $261,937,500
================================================================================
    2009       January 30             $687,500                  $261,250,000
                April 30              $687,500                  $260,562,500
                July 31               $687,500                  $259,875,000
               October 30             $687,500                  $259,187,500
================================================================================
    2010       January 29             $687,500                  $258,500,000
                April 30            $64,625,000                 $193,875,000
                July 30             $64,625,000                 $129,250,000
               October 29           $64,625,000                  $64,625,000
          ----------------------------------------------------------------------
          Term Loan Maturity Date   $64,625,000                     $0
================================================================================

     If not sooner paid, the Term Loan shall be paid in full, together with accrued interest thereon, on the Term Loan Maturity Date.

  SECTION 4.4  Prepayments of Term Loan.
               -------------------------

     (a) Optional Prepayment of Term Loan. The Borrower shall have the right at any time and from time to time, upon delivery to the Administrative Agent of a Notice of Prepayment at least three (3) Business Days prior to any repayment, to prepay the Term Loan in whole or in part without premium or penalty except as provided in Section 5.9. Each optional prepayment of the Term Loan hereunder shall be in an aggregate principal amount of at least $5,000,000 or any whole multiple of $1,000,000 in excess thereof and shall be applied to the outstanding principal installments of the Term Loan in inverse order of maturity thereof. Each repayment shall be accompanied by any amount required to be paid pursuant to Section 5.9 hereof.

     (b) Mandatory Prepayments of Term Loans.

       (i) Debt Proceeds. The Borrower shall make mandatory principal prepayments of the Term Loans in the manner set forth in Section 4.4(b)(viii) below in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds in excess of $1,000,000 in the aggregate during any Fiscal Year from any incurrence of either (A) Debt permitted solely under and incurred under
Section 11.1(g) or (B) Debt not otherwise permitted pursuant to Section 11.1, by the Borrower or any of its Restricted Subsidiaries. Such prepayment shall be made within three (3) Business Days after the date of receipt of Net Cash Proceeds of any such transaction.

      (ii) Subordinated Debt Proceeds. The Borrower shall make mandatory principal prepayments of the Term Loans in the manner set forth in Section 4.4(b)(viii) below in amounts equal to one hundred percent (100%) of the Net Cash Proceeds from any incurrence of Subordinated Debt permitted pursuant to
Section 11.1(f), or otherwise permitted by the Required Lenders, by the Borrower or any of its Restricted Subsidiaries. Such prepayment shall be made within three (3) Business Days after the date of receipt of Net Cash Proceeds of any such transaction.

     (iii) Equity Proceeds. The Borrower shall make mandatory principal prepayments of the Term Loans in the manner set forth in Section 4.4(b)(viii) below in amounts equal to fifty percent (50%) of the aggregate Net Cash Proceeds from any offering of equity securities by the Borrower or any of its Restricted Subsidiaries other than solely as a result of offerings of equity securities made in connection with any employee stock option, incentive plan or stock purchase plan or made in connection with compensation or incentive plans for directors and officers, in each case, entered into in the ordinary course of business, or the exercise of any options or other convertible securities in connection therewith. Such prepayment shall be made within three (3) Business Days after the date of receipt of Net Cash Proceeds of any such transaction.

      (iv) Asset Sale Proceeds. No later than one hundred eighty 180) days following the Borrower's or applicable Restricted Subsidiary's receipt thereof, the Borrower shall make mandatory principal prepayments of the Term Loans in the manner set forth in Section 4.4(b)(viii) below in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds in excess of $10,000,000 in the aggregate during any Fiscal Year from the sale or other disposition or series of related sales or other dispositions of assets by the Borrower or any of its Restricted Subsidiaries other than sales or other dispositions of assets permitted pursuant to Section 11.5 (a), (b), (d), (f) and (g). Notwithstanding any of the foregoing to the contrary, upon and during the continuance of an Event of Default and upon notice from the Administrative Agent, all such Net Cash Proceeds received by the Borrower and its Restricted Subsidiaries shall be applied to make prepayments of the Term Loans, such prepayments to be made within three (3) Business Days after the Borrower's or such Restricted Subsidiary's receipt of all such Net Cash Proceeds.

       (v) Insurance and Condemnation Proceeds. No later than one hundred eighty (180) days following the date of receipt by the Borrower or any of its Restricted Subsidiaries of any Net Cash Proceeds under any of the insurance policies maintained by the Borrower or any of its Subsidiaries or from any condemnation proceeding (the "Insurance and Condemnation Proceeds") which have not been previously reinvested (whether before or after the receipt of such Net Cash Proceeds) as of such date in similar replacement assets, the Borrower shall make mandatory principal prepayments of the Term Loans in the manner set forth in Section 4.4(b)(viii) below in amounts equal to one hundred percent (100%) of the aggregate amount of such Insurance and Condemnation Proceeds in excess of $100,000 received by the Borrower or any of its Restricted Subsidiaries with respect to each occurrence for which Insurance and Condemnation Proceeds are received. Notwithstanding any of the foregoing to the contrary, upon and during the continuance of an Event of Default and upon notice from the Administrative Agent, all Insurance and Condemnation Proceeds received by the Borrower or its Restricted Subsidiaries shall be applied to make prepayments of the Term Loans, such prepayments to be made within three (3) Business Days after the Borrower's or such Restricted Subsidiary's receipt of such Insurance and Condemnation Proceeds.

      (vi) Excess Cash Flow. No later than one hundred (100) days after the end of any Fiscal Year, the Borrower shall make mandatory principal prepayments of the Term Loans in the manner set forth in Section 4.4(b)(viii) below in an amount equal to fifty percent (50%) of Excess Cash Flow, if any, for such Fiscal Year.

     (vii) Blocked Term Loan Proceeds. In the event that the Senior Subordinated Notes shall not have been paid in full on or before January 23, 2004 (the "Senior Subordinated Note Payment Date"), the Borrower shall make a mandatory principal prepayment of the Term Loans in the manner set forth in
Section 4.4(b) (viii) below in an amount equal to one hundred percent (100%) of the aggregate Blocked Term Loan Proceeds. Notwithstanding anything to the contrary contained in this Agreement, such prepayment shall not be subject to the provisions of the last paragraph of this Section 4.4 with respect to the right of any Term Loan Lender to refuse its pro-rata share of any such mandatory prepayment.

    (viii) Notice; Manner of Payment. Upon the occurrence of any event triggering the prepayment requirement under Sections 4.4(b)(i) through and including 4.4(b)(vii), the Borrower shall promptly deliver a Notice of Prepayment to the Administrative Agent and upon receipt of such notice, the Administrative Agent shall promptly so notify the Lenders. Each prepayment under this Section 4.4(b) shall be applied as follows: first, to reduce in inverse order of maturity the remaining scheduled principal installments of the Term Loans and (ii) second, to the extent of any excess, to reduce permanently the Revolving Credit Commitment, pursuant to Section 2.6(b).

     Amounts repaid under the Term Loans pursuant to Section 4.3 or prepaid under the Term Loans pursuant to this Section 4.4 may not be reborrowed and will constitute a permanent reduction in such Term Loan Commitment. Each prepayment shall be accompanied by any amount required to be paid pursuant to Section 5.9 hereof.

     Notwithstanding anything in this Section 4.4 to the contrary, except with respect to any mandatory prepayment under Section 4.4(b)(vii), any Term Loan Lender shall have the right to refuse its pro rata share (based on Term Loan Percentage) of any such mandatory prepayment at which time the remaining amount shall be applied first, to temporarily reduce the Revolving Credit Loans, and then, to the extent of any remaining funds, the Borrower may elect to (a) prepay the outstanding Term Loans in the manner set forth in this Section 4.4 regardless of the election of the Term Loan Lender or (b) retain such excess amount. No prepayment or repayment pursuant to this Section 4.4 shall affect any of the Borrower's obligations under any Hedging Agreement.

  SECTION 4.5  Term Notes.
               -----------

     Except as otherwise provided in Section 14.10(a) - (e), each Lender's Term Loan and the obligation of the Borrower to repay such Term Loan may, at the election of such Lender, be evidenced by a separate Term Note executed by the Borrower payable to the order of such Lender.

                                    ARTICLE V

                             GENERAL LOAN PROVISIONS

  SECTION 5.1  Interest.
               ---------

     (a) Interest Rate Options. Subject to the provisions of this Section 5.1, at the election of the Borrower, (i) Revolving Credit Loans and Term Loans shall bear interest at (A) the Base Rate plus the Applicable Margin as set forth in
Section 5.1(c) or (B) the LIBOR Rate plus the Applicable  Margin as set forth in
Section 5.1(c)  (provided that the LIBOR Rate shall not be available until three
(3) Business Days after the Closing Date unless the Borrower has delivered to the Administrative Agent a letter in form and substance satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section
5.9 of this Agreement) and (ii) any Swingline Loans shall bear interest at the Base Rate plus the Applicable Margin. The Borrower shall select the rate of interest and Interest Period, if any, applicable to any Loan at the time a Notice of Borrowing is given pursuant to Section 2.3 or Section 4.2, as applicable, or at the time a Notice of Conversion/Continuation is given pursuant to Section 5.2. Any Loan or any portion thereof as to which the Borrower has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan.

     (b) Interest Periods. In connection with each LIBOR Rate Loan, the Borrower, by giving notice at the times described in Section 5.1(a), shall elect an interest period (each, an "Interest Period") to be applicable to such Loan, which Interest Period shall be a period of one (1), two (2), three (3) or six
(6) months with respect to each LIBOR Rate Loan; provided that:

       (i) the Interest Period shall commence on the date of advance of or conversion to any LIBOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires;

      (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period with respect to a LIBOR Rate Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;

     (iii) any Interest Period with respect to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;

      (iv) no Interest Period shall extend beyond the Revolving Credit Maturity Date or the Term Loan Maturity Date, as applicable, and the Borrower shall use reasonable efforts to select Interest Periods which will permit the Borrower to make mandatory reductions of the Revolving Credit Commitment pursuant to Section 2.6(b) and the quarterly principal installment payments pursuant to Section 4.3 without payment of any amounts pursuant to Section 5.9; and

       (v) there shall be no more than eight (8) Interest Periods in effect at any time.

     (c) Applicable Margin. The Applicable Margin provided for in Section 5.1(a) with respect to any Loan (the "Applicable Margin") shall be based upon the applicable table set forth below and shall be determined and adjusted quarterly on the date (each a "Calculation Date") ten (10) Business Days after the date by which the Borrower is required to provide an Officer's Compliance Certificate for the most recently ended fiscal quarter of the Borrower; provided that (a) the initial Applicable Margin under the Revolving Credit Facility shall be based on Pricing Level II (as shown below) and shall remain at Pricing Level II until the first Calculation Date occurring after the Closing Date and, thereafter the Pricing Level shall be determined by reference to the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, (b) the initial Applicable Margin under the Term Loan Facility shall be based on Pricing Level I (as shown below) and shall remain at Pricing Level I until the first Calculation Date occurring after the Closing Date and, thereafter the Pricing Level shall be determined by reference to the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, and (c) if the Borrower fails to provide the Officer's Compliance Certificate as required by Section 8.2 for the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, the Applicable Margin from such Calculation Date shall be based on Pricing Level I (as shown below) with respect to the Revolving Credit Facility and the Term Loan Facility until such time as an appropriate Officer's Compliance Certificate is provided, at which time the Pricing Level shall be determined by reference to the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding such Calculation Date. Except as provided in the preceding sentence, the Applicable Margin shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Margin shall be applicable to all Extensions of Credit then existing or subsequently made or issued.


 Revolving Credit Facility
--------------------------------------------------------------------------------
  Pricing           Leverage Ratio            Applicable        Applicable Base
   Level                                         LIBOR            Rate Margin
                                                Margin
--------------------------------------------------------------------------------
      I        Greater than or equal to          2.50%              1.25%
                     1.75 to 1.00
--------------------------------------------------------------------------------
     II        Greater than or equal to          2.25%              1.00%
                1.00 to 1.00 but less
                  than 1.75 to 1.00
--------------------------------------------------------------------------------
    III        Less than 1.00 to 1.00            2.00%              0.75%
--------------------------------------------------------------------------------


 Term Loan Facility
--------------------------------------------------------------------------------
  Pricing           Leverage Ratio            Applicable        Applicable Base
   Level                                         LIBOR            Rate Margin
                                                Margin
--------------------------------------------------------------------------------
      I        Greater than or equal to          2.75%              1.50%
                     1.25 to 1.00
--------------------------------------------------------------------------------
     II        Less than 1.25 to 1.00            2.50%              1.25%
--------------------------------------------------------------------------------



     (d) Default Rate. Subject to Section 12.3, at the discretion of the Administrative Agent or as directed by the Required Lenders, upon the occurrence and during the continuance of an Event of Default, (i) the Borrower shall no longer have the option to request LIBOR Rate Loans or Swingline Loans, (ii) all outstanding LIBOR Rate Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate then applicable to LIBOR Rate Loans until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans, and (iii) all outstanding Base Rate Loans and other Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans or such other Obligations arising hereunder or under any other Loan Document. Interest shall continue to accrue on the Notes after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

     (e) Interest Payment and Computation. Interest on each Base Rate Loan shall be payable in arrears on the last Business Day of each calendar quarter commencing March 31, 2004 ; and interest on each LIBOR Rate Loan shall be payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period. Interest on LIBOR Rate Loans and all fees payable hereunder shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed and interest on Base Rate Loans shall be computed on the basis of a 365/366-day year and assessed for the actual number of days elapsed.

     (f) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under any of the Notes charged or collected pursuant to the terms of this Agreement or pursuant to any of the Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent's option (i) promptly refund to the Borrower any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations on a pro rata basis. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law.

  SECTION 5.2  Notice and Manner of Conversion or Continuation of Loans.
               ---------------------------------------------------------

     Provided that no Default or Event of Default has occurred and is then continuing, the Borrower shall have the option to (a) convert at any time following the third Business Day after the Closing Date all or any portion of any outstanding Base Rate Loans (other than Swingline Loans) in a principal amount equal to $5,000,000 or any whole multiple of $1,000,000 in excess thereof into one or more LIBOR Rate Loans and (b) upon the expiration of any Interest Period, (i) convert all or any part of its outstanding LIBOR Rate Loans in a principal amount equal to $1,000,000 or a whole multiple of $500,000 in excess thereof into Base Rate Loans (other than Swingline Loans) or (ii) continue such LIBOR Rate Loans as LIBOR Rate Loans. Whenever the Borrower desires to convert or continue Loans as provided above, the Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E (a "Notice of Conversion/Continuation") not later than 2:00 p.m. (Charlotte time) three (3) Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective specifying (A) the Loans to be converted or continued, and, in the case of any LIBOR Rate Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued LIBOR Rate Loan. The Administrative Agent shall promptly notify the Lenders of such Notice of Conversion/Continuation.

  SECTION 5.3  Fees.
               -----

     (a) Commitment Fee. Commencing on the Closing Date, the Borrower shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable commitment fee at a rate per annum equal to the applicable rate based upon the table set forth below (the "Commitment Fee Rate") on the average daily unused portion of the Revolving Credit Commitment; provided that the amount of outstanding Swingline Loans shall not be considered usage of the Revolving Credit Commitment for the purpose of calculating such commitment fee. The commitment fee shall be payable in arrears on the last Business Day of each calendar quarter during the term of this Agreement commencing March 31, 2004, and on the Revolving Credit Maturity Date. Such commitment fee shall be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders' respective Revolving Credit Commitment Percentages. The Commitment Fee Rate shall be determined and adjusted quarterly on each Calculation Date; provided, however, that (a) the initial Commitment Fee Rate shall be based on Pricing Level II (as shown below) and shall remain at Pricing Level II until the first Calculation Date occurring after the Closing Date and thereafter the Pricing Level shall be determined by reference to the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, and (b) if the Borrower fails to provide the Officer's Compliance Certificate as required by Section 8.2 for the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, the Commitment Fee Rate from such Calculation Date shall be based on Pricing Level I (as shown below) until such time as an appropriate Officer's Compliance Certificate is provided, at which time the Pricing Level shall be determined by reference to the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding such Calculation Date. Except as provided in the preceding sentence, the Commitment Fee Rate shall be effective from one Calculation Date until the next Calculation Date.


 Pricing Level               Leverage Ratio                  Commitment Fee Rate
 -------------------------------------------------------------------------------
        I         Greater than or equal to 1.75 to 1.00            0.500%
 -------------------------------------------------------------------------------
       II         Greater than or equal to 1.00 to 1.00
                       but less than 1.75 to 1.00                  0.375%
 -------------------------------------------------------------------------------
      III                Less than 1.00 to 1.00                    0.375%
 -------------------------------------------------------------------------------

     (b) Administrative Agent's and Other Fees. In order to compensate the Administrative Agent for structuring and syndicating the Loans and for its obligations hereunder, the Borrower agrees to pay to the Administrative Agent, for its own account, the fees set forth in the separate fee letter agreement executed by the Borrower and the Administrative Agent dated November 21, 2003.

  SECTION 5.4  Manner of Payment.
               ------------------

     Each payment by the Borrower on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement or any Note shall be made not later than 1:00 p.m. (Charlotte time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office for the account of the Lenders (other than as set forth below) pro rata in accordance with their respective Revolving Credit Commitment Percentages or Term Loan Percentages, as applicable, (except as specified below), in Dollars, in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 3:00 p.m. (Charlotte time) on such day shall be deemed a payment on such date for the purposes of Section 12.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 3:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each Lender at its address for notices set forth herein its pro rata share of such payment in accordance with such Lender's Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, (except as specified below) and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent of the L/C Participants' commissions shall be made in like manner, but for the account of the L/C Participants. Each payment to the Administrative Agent of the Issuing Lender's fees and expenses shall be made in like manner, but for the account of the Issuing Lender. Each payment to the Administrative Agent of Administrative Agent's fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 5.8, 5.9, 5.10, 5.11 or 14.2 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to Section 5.1(b)(ii) if any payment under this Agreement or any Note shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.

  SECTION 5.5  Crediting of Payments and Proceeds.
               -----------------------------------

     In the event that the Borrower shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 12.2, all payments received by the Lenders upon the Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be applied: (a) first to all expenses then due and payable by the Borrower hereunder and under the other Loan Documents, (b) then to all indemnity obligations then due and payable by the Borrower hereunder and under the other Loan Documents, (c) then to all Administrative Agent's and Issuing Lender's fees then due and payable by the Borrower hereunder and under the other Loan Documents, (d) then to all commitment and other fees and commissions then due and payable by the Borrower hereunder, (e) then to accrued and unpaid interest on the Notes and accrued and unpaid interest on the Reimbursement Obligation (pro rata in accordance with all such amounts due), (f) then to the principal amount of the Notes and the Reimbursement Obligation and any payments (including any termination payments and any accrued and unpaid interest thereon) due in respect of any Hedging Agreement with any Lender or the Administrative Agent (which such Hedging Agreement is permitted hereunder) (pro rata in accordance with all such amounts due) and (g) then to the cash collateral account described in Section 12.2(b) to the extent of any L/C Obligations then outstanding, in that order.

  SECTION 5.6  Adjustments.
               ------------

     If any Lender (a "Benefited Lender") shall at any time receive any payment of all or part of the Obligations owing to it, or interest thereon, or if any Lender shall at any time receive any collateral in respect to the Obligations owing to it (whether voluntarily or involuntarily, by set-off or otherwise) (other than pursuant to Sections 5.8, 5.9, 5.10, 5.11 or 14.2) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of the similar Obligations owing to such other Lender, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Extensions of Credit, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Extensions of Credit may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

  SECTION 5.7  Nature of Obligations of Lenders Regarding Extensions of Credit;
               ----------------------------------------------------------------
               Assumption by the Administrative Agent.
               ---------------------------------------

     The obligations of the Lenders under this Agreement to make the Loans and issue or participate in Letters of Credit are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the amount to be borrowed on such date (which notice shall not release such Lender of its obligations hereunder), the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the proposed borrowing date in accordance with Sections 2.3(b) and 4.2, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount, until paid, equal to the product of (a) the amount not made available by such Lender in accordance with the terms hereof, times (b) the daily average Federal Funds Rate during such period as determined by the Administrative Agent, times (c) a fraction the numerator of which is the number of days that elapse from and including such borrowing date to the date on which such amount not made available by such Lender in accordance with the terms hereof shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent with respect to any amounts owing under this Section 5.7 shall be conclusive, absent manifest error. If such Lender's Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of such borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days after such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the rate per annum applicable to Base Rate Loans hereunder, on demand, from the Borrower. The failure of any Lender to make available its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of any Loan requested by the Borrower shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of such Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of such Loan available on the borrowing date. Notwithstanding anything set forth herein to the contrary, any Lender that fails to make available its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, shall not (a) have any voting or consent rights under or with respect to any Loan Document or (b) constitute a "Lender" (or be included in the calculation of Required Lenders hereunder) for any voting or consent rights under or with respect to any Loan Document.

  SECTION 5.8  Changed Circumstances.
               ----------------------

     (a) Circumstances Affecting LIBOR Rate Availability. If with respect to any Interest Period the Administrative Agent or any Lender (after consultation with the Administrative Agent) shall determine that, by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars, in the applicable amounts are not being quoted via the Dow Jones Market Screen 3750 or offered to the Administrative Agent or such Lender for such Interest Period or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to such Lender of funding such Loan, then the Administrative Agent shall forthwith give notice thereof to the Borrower. Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist, the obligation of the Lenders to make LIBOR Rate Loans and the right of the Borrower to convert any Loan to or continue any Loan as a LIBOR Rate Loan shall be suspended, and the Borrower shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan together with accrued interest thereon, on the last day of the then current Interest Period applicable to such LIBOR Rate Loan or convert the then outstanding principal amount of each such LIBOR Rate Loan to a Base Rate Loan as of the last day of such Interest Period.

     (b) Laws Affecting LIBOR Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Rate Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist, (i) the obligations of the Lenders to make LIBOR Rate Loans and the right of the Borrower to convert any Loan or continue any Loan as a LIBOR Rate Loan shall be suspended and thereafter the Borrower may select only Base Rate Loans hereunder, and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan to the end of the then current Interest Period applicable thereto as a LIBOR Rate Loan, the applicable LIBOR Rate Loan shall immediately be converted to a Base Rate Loan for the remainder of such Interest Period.

     (c) Increased Costs. If, after the date hereof, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of such Governmental Authority, central bank or comparable agency:

       (i) shall (except as provided in Section 5.11(e)) subject any of the Lenders (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any Note, Letter of Credit or Application or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) of the principal of or interest on any Note, Letter of Credit or Application or any other amounts due under this Agreement in respect thereof (except for changes in the rate of franchise tax or tax on the overall net income of any of the Lenders or any of their respective Lending Offices imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or such Lending Office is located); provided that the Borrower shall not be obligated to pay any amounts pursuant to this
Section 5.8(c)(i) to the extent that such amounts are duplicative of any amounts paid by the Borrower pursuant to Section 5.11; or

      (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (or any of their respective Lending Offices) or shall impose on any of the Lenders (or any of their respective Lending Offices) or the foreign exchange and interbank markets any other condition affecting any Note; and the result of any of the foregoing events described in clause (i) or (ii) above is to increase the costs to any of the Lenders of maintaining any LIBOR Rate Loan or issuing or participating in Letters of Credit or to reduce the yield or amount of any sum received or receivable by any of the Lenders under this Agreement or under the Notes in respect of a LIBOR Rate Loan or Letter of Credit or Application, then such Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Borrower of such fact and demand compensation therefor and, within fifteen (15) days after such notice by the Administrative Agent, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction. The Administrative Agent will promptly notify the Borrower of any event of which it has knowledge which will entitle such Lender to compensation pursuant to this Section 5.8(c); provided, that the Administrative Agent shall incur no liability whatsoever to the Lenders or the Borrower in the event it fails to do so. The amount of such compensation shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of the LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

  SECTION 5.9  Indemnity.
               ----------

     The Borrower hereby indemnifies each of the Lenders against any loss or expense which may arise or be attributable to each Lender's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by the Borrower to make any payment when due of any amount due hereunder in connection with a LIBOR Rate Loan, (b) due to any failure of the Borrower to borrow, continue or convert on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation or (c) due to any payment, prepayment or conversion of any LIBOR Rate Loan on a date other than the last day of the Interest Period therefor. The amount of such loss or expense shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of the LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

  SECTION 5.10 Capital Requirements.
               ---------------------

     If either (a) the introduction of, or any change in, or in the interpretation of, any Applicable Law or (b) compliance with any guideline or request from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to the Commitments and other commitments of this type, below the rate which such Lender or such other corporation could have achieved but for such introduction, change or compliance, then within five (5) Business Days after written demand by any such Lender, the Borrower shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction. A certificate as to such amounts submitted to the Borrower and the Administrative Agent by such Lender, shall, in the absence of manifest error, be presumed to be correct and binding for all purposes.

  SECTION 5.11 Taxes.
               ------

     (a)  Payments  Free and  Clear.  Except as  otherwise  provided  in Section
5.11(e), any and all payments by the Borrower hereunder or under the Notes or the Letters of Credit shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto excluding, (i) in the case of each Lender and the Administrative Agent, income and franchise taxes imposed by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or is or should be qualified to do business or any political subdivision thereof and (ii) in the case of each Lender, income and franchise taxes imposed by the jurisdiction of such Lender's Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder or under any Note or in respect of any Letter of Credit to any Lender or the Administrative Agent, (A) except as otherwise provided in Section 5.11(e), the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section 5.11) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions or withholdings been made, (B) the Borrower shall make such deductions or withholdings, (C) the Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with Applicable Law, and (D) the Borrower shall deliver to the Administrative Agent and such Lender evidence of such payment to the relevant taxing authority or other Governmental Authority in the manner provided in Section 5.11(d).

     (b) Stamp and Other Taxes. In addition, the Borrower shall pay any present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Loans, the Letters of Credit or the other Loan Documents, or the perfection of any rights or security interest in respect thereof (hereinafter referred to as "Other Taxes").

     (c) Indemnity. Except as otherwise provided in Section 5.11(e), the Borrower shall indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 5.11) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be made within thirty (30) days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

     (d)  Evidence  of  Payment.  Within  thirty (30) days after the date of any payment of Taxes or Other Taxes, the Borrower shall furnish to the Administrative Agent and the applicable Lender, at its address referred to in
Section 14.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent.

     (e) Delivery of Tax Forms. To the extent required by Applicable Law to reduce or eliminate withholding or payment of taxes, each Lender and the Administrative Agent shall deliver to the Borrower, with a copy to the Administrative Agent, on the Closing Date or concurrently with the delivery of the relevant Assignment and Acceptance, as applicable, (i) two United States Internal Revenue Service Forms W-9, Forms W-8ECI or Forms W-8BEN, as applicable (or successor forms) properly completed and certifying in each case that such Lender is entitled to a complete exemption from withholding or deduction for or on account of any United States federal income taxes, and (ii) an Internal Revenue Service Form W-8BEN or W-8ECI or successor applicable form, as the case may be, to establish an exemption from United States backup withholding taxes. Each such Lender further agrees to deliver to the Borrower, with a copy to the Administrative Agent, as applicable, two Form W-9, Form W-8BEN or W-8ECI, or successor applicable forms or manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, certifying in the case of a Form W-9, Form W-8BEN or W-8ECI (or successor forms) that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders such forms inapplicable or the exemption to which such forms relate unavailable and such Lender notifies the Borrower and the Administrative Agent that it is not entitled to receive payments without deduction or withholding of United States federal income taxes) and, in the case of a Form W-9, Form W-8BEN or W-8ECI, establishing an exemption from United States backup withholding tax. Notwithstanding anything in any Loan Document to the contrary, the Borrower shall not be required to pay additional amounts to any Lender or the Administrative Agent under Section 5.11 or Section 5.8(c), (i) if such Lender or the Administrative Agent fails to comply with the requirements of this Section 5.11(e), other than to the extent that such failure is due to a change in law occurring after the date on which such Lender or the Administrative Agent became a party to this Agreement or (ii) that are the result of such Lender's or the Administrative Agent's gross negligence or willful misconduct, as applicable.

     (f) Survival. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 5.11 shall survive the payment in full of the Obligations and the termination of the Commitments.

  SECTION 5.12 Replacement of Lenders.
               -----------------------

     (a) Request for Compensation. If any Lender requests compensation pursuant to Section 5.8 or Section 5.10, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.11, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (A) would eliminate or reduce amounts payable pursuant to Section 5.8, Section 5.10 or Section 5.11, as the case may be, in the future and (B) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.

     (b) Lender  Replacement.  If any Lender requests  compensation  pursuant to
Section 5.8 or Section 5.10, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.11, then the Borrower may, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 14.10), all of its interests, rights and obligations under this Agreement to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (A) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees, breakage costs and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (C) in the case of any such assignment resulting from a claim for compensation pursuant to Section 5.8 or Section 5.10, after giving effect to any such assignment, no claim for compensation under
Section 5.8 or Section 5.10 would reasonably be expected to be asserted by the replacement Lender. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

     (c) Effect of Replacement. To the extent that any Lender (a "Replaced Lender") is required to assign all of its interests, rights and obligations under this Agreement to an Eligible Assignee (a "Replacement Lender") pursuant to this Section 5.12, upon the execution of all applicable assignment documents and the satisfaction of all other conditions set forth herein, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to be a Lender hereunder, except with respect to the indemnification provisions under this Agreement, which provisions shall survive as to such Replaced Lender.

  SECTION 5.13 Matters Applicable to all Requests for Compensation.
               ----------------------------------------------------

     Notwithstanding any other provision of this Agreement to the contrary, the Borrower shall not be obligated to make any payment to the Administrative Agent or any Lender pursuant to Sections 5.8, 5.9, 5.10 or 5.11 in respect of any amounts or costs accruing in or allocable to any period prior to the 120th day preceding written demand by such Lender or the Administrative Agent upon the Borrower for payment therefor (unless such amounts or costs prior to such 120 day period result from the retroactive effect of any of the events described in Sections 5.8, 5.9, 5.10 or 5.11 giving rise to such written demand and which occurred during such 120 day period).

  SECTION 5.14 Security.
               ---------

     The  Obligations  of the  Borrower and the  Guarantors  shall be secured as
provided  in  the  Security  Documents  (including,   without  limitation,   the
Mortgages, if applicable, under the terms of Section 9.11).


                                   ARTICLE VI

                  CLOSING; CONDITIONS OF CLOSING AND BORROWING

  SECTION 6.1  Closing.
               --------

     The closing shall take place at the offices of Kennedy Covington Lobdell & Hickman, L.L.P. at 10:00 a.m. on January 8, 2004, or on such other place, date and time as the parties hereto shall mutually agree.

  SECTION 6.2  Conditions to Closing and Initial Extensions of Credit.
               -------------------------------------------------------

     The obligation of the Lenders to close this Agreement and to make the initial Loan or issue or participate in the initial Letter of Credit, if any, is subject to the satisfaction of each of the following conditions:

     (a) Executed Loan Documents. This Agreement, the Revolving Credit Notes, the Swingline Note, the Term Notes and the Security Documents, together with any other applicable Loan Documents, shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect and no Default or Event of Default shall exist thereunder, and the Borrower shall have delivered original counterparts thereof to the Administrative Agent.

     (b) Closing Certificates; etc.

       (i) Officer's Certificate of the Borrower. The Administrative Agent shall have received a certificate from a Responsible Officer, in form and substance satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Borrower and each Subsidiary thereof contained in this Agreement and the other Loan Documents are true, correct and complete; that the Borrower and each Subsidiary thereof is not in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that the Borrower and each Subsidiary thereof has satisfied each of the closing conditions.

      (ii) Certificate of Secretary of the Borrower and each Restricted Subsidiary. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of the Borrower and each Restricted Subsidiary certifying as to the incumbency and genuineness of the signature of each officer of the Borrower and each Restricted Subsidiary executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles of incorporation, certificate of formation, certificate of partnership or other organizational document, as applicable, of the Borrower or such Restricted Subsidiary and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation (or containing a representation that the articles of incorporation, certificate of formation, certificate of partnership or other organizational document, as applicable, of the Borrower or such Restricted Subsidiary and all amendments thereto which were delivered to the Administrative Agent in connection with the Existing Credit Agreement have not been repealed, revoked, rescinded or further amended in any respect and that each remains in full force and effect as of the Closing Date) (B) the bylaws, operating agreement or partnership agreement, as applicable, of the Borrower or such Restricted Subsidiary as in effect on the date of such certifications (or containing a representation that the bylaws, operating agreement or partnership agreement, as applicable, of the Borrower or such Restricted Subsidiary which were delivered to the Administrative Agent in connection with the Existing Credit Agreement have not been repealed, revoked, rescinded or further amended in any respect and that each remains in full force and effect as of the Closing
Date), (C) resolutions duly adopted by the Board of Directors or other applicable governing authority of the Borrower or such Restricted Subsidiary authorizing the borrowings contemplated hereunder or the delivery of the Reaffirmation Agreement, as the case may be, and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to Section 6.2(b)(iii).

     (iii) Certificates of Good Standing. The Administrative Agent shall have received certificates as of a recent date of the good standing of the Borrower and each Restricted Subsidiary under the laws of its jurisdiction of organization and, to the extent requested by the Administrative Agent, each other jurisdiction where the Borrower and each Restricted Subsidiary is qualified to do business and a certificate of the relevant taxing authorities of such jurisdictions certifying that such Person has filed required tax returns and owes no delinquent taxes.

      (iv) Opinions of Counsel. The Administrative Agent shall have received favorable opinions of counsel to the Borrower and each Restricted Subsidiary addressed to the Administrative Agent and the Lenders with respect to the Borrower and each Restricted Subsidiary, the Loan Documents and such other matters as the Lenders shall request.

       (v) Tax Forms. The Administrative Agent shall have received copies of the United States Internal Revenue Service forms required by Section 5.11(e) hereof.

     (c) Collateral.

       (i) Filings and Recordings. All filings and recordations that are necessary to perfect the security interests of the Lenders in the collateral described in the Security Documents shall have been forwarded for filing in all appropriate locations and the Administrative Agent shall have received evidence satisfactory thereto that upon such filings and recordations such security interests constitute valid and perfected first priority Liens therein, subject to any Liens permitted under Section 11.2.

      (ii) Pledged Collateral. The Administrative gent shall have received (A) original stock certificates or other certificates evidencing the capital stock or other ownership interests pledged pursuant to the Collateral Agreement together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof and (B) each original promissory note pledged pursuant to the Collateral Agreement together with an endorsement thereto.

     (iii) Lien Search. The Administrative Agent shall have received the results of a Lien search (including a search as to judgments, pending litigation and tax matters) made against the Borrower and each Restricted Subsidiary under the Uniform Commercial Code (or applicable judicial docket) as in effect in any state in which any of its assets are located, indicating among other things that its assets are free and clear of any Lien except for Liens permitted hereunder.

      (iv) Hazard and Liability Insurance. The Administrative Agent shall have received certificates of insurance, evidence of payment of all insurance premiums for the current policy year of each, and, if requested by the Administrative Agent, copies (certified by a Responsible Officer) of insurance policies in the form required under the Security Documents and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

     (d) Consents; Defaults.

       (i) Governmental and Third Party Approvals. The Borrower shall have obtained all necessary approvals, authorizations and consents of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this Agreement and the other Loan Documents.

      (ii) No Injunction, Etc. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents.

     (iii) No Event of Default. No Default or Event of Default shall have occurred and be continuing.

     (e) Financial Matters.

       (i) Financial Statements. The Administrative Agent shall have received the most recent audited Consolidated financial statements of the Borrower and its Subsidiaries, all in form and substance satisfactory to the Administrative Agent and prepared in accordance with GAAP.

      (ii) Financial Condition Certificate. The Borrower shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, and certified as accurate by a Responsible Officer, that (A) the Borrower and each of its Restricted Subsidiaries are each Solvent,
(B) the Borrower's payables are current and not past due except to the extent consistent with the Borrower's customary past practice, (C) attached thereto are calculations evidencing compliance on a pro forma basis with the covenants contained in Article X hereof, (D) the financial projections previously delivered to the Administrative Agent represent the good faith estimates (utilizing reasonable assumptions) of the financial condition and operations of the Borrower and its Subsidiaries and (E) attached thereto is a calculation of the Leverage Ratio pursuant to Section 10.1.

     (iii) Payment at Closing; Fee Letters. The Borrower shall have paid to the Administrative Agent and the Lenders the fees set forth or referenced in Section
5.3 due on the Closing Date and any other accrued and unpaid fees or commissions due hereunder (including, without limitation, legal fees and expenses) and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.

     (f) Miscellaneous.

       (i) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing, as applicable, from the Borrower in accordance with Section 2.3(a) and Section 4.2, and a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made after the Closing Date are to be disbursed.

      (ii) Repayment of Certain Amounts Outstanding under Existing Credit Agreement. On the Closing Date, (i) with respect to the Existing Term Loans, (A) such Existing Term Loans shall be repaid in full and the commitments and other obligations and rights (except as expressly set forth in the Existing Credit Agreement) of any lender that has funded a portion of such Existing Term Loans shall be terminated (other than obligations or rights of such lender pursuant to the Existing Revolving Credit Facility), (B) there shall have been paid in cash in full all accrued but unpaid interest due with respect to such Existing Term Loans to the Closing Date, (C) there shall have been paid in cash in full all accrued but unpaid fees due with respect to such Existing Term Loans to the Closing Date and all other amounts, costs and expenses then owing to the administrative agent under the Existing Credit Agreement or any lender that has funded a portion of such Existing Term Loans and (D) all promissory notes issued by the Borrower to any lender that has funded a portion of such Existing Term Loans shall be promptly returned to the Administrative Agent which shall forward such promissory notes to the Borrower for cancellation, (ii) all outstanding Existing Revolving Credit Loans shall continue as Revolving Credit Loans hereunder and the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Revolving Credit Loans, together with any Revolving Credit Loans funded on the Closing Date, are in accordance with the Revolving Credit Commitment Percentages of the Lenders hereunder, (iii) all outstanding Existing Swingline Loans shall continue as Swingline Loans hereunder and (iv) all outstanding Existing Letters of Credit shall continue as Letters of Credit hereunder.

     (iii) Senior Subordinated Notes. The Administrative Agent shall have received a call notice with respect to the Senior Subordinated Notes in form and substance satisfactory to the Administrative Agent and written evidence of the amount necessary to redeem and pay the Senior Subordinated Notes in full (including, without limitation, any call premium related thereto) on the Senior Subordinated Note Payment Date.

      (iv) Blocked Term Loan Proceeds. A portion of the proceeds of the Term Loan in an amount equal to $125,000,000 (the "Blocked Term Loan Proceeds") shall have been deposited in a blocked deposit account or securities account at Wachovia pursuant to an agreement in form and substance satisfactory to the Administrative Agent and shall be used, along with other funds to be provided by the Borrower, to redeem and pay the Senior Subordinated Notes in full on the Senior Subordinated Note Payment Date.

       (v) Other Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Administrative Agent. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by this Agreement.

  SECTION 6.3  Conditions to All Extensions of Credit.
               ---------------------------------------

     The obligations of the Lenders to make any Extensions of Credit (including the initial Extension of Credit), convert or continue any Loan and/or the Issuing Lender to issue or extend any Letter of Credit are subject to the satisfaction of the following conditions precedent on the relevant borrowing, continuation, conversion, issuance or extension date:

     (a) Continuation of Representations and Warranties. The representations and warranties contained in Article VII shall be true and correct on and as of such borrowing, continuation, conversion issuance or extension date with the same effect as if made on and as of such date except for any representation and warranty that specifically refers to an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

     (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing (i) on the borrowing, continuation or conversion date with respect to such Loan or after giving effect to the Loans to be made, continued or converted on such date or (ii) on the issuance or extension date with respect to such Letter of Credit or after giving effect to the issuance or extension of such Letter of Credit on such date.

     (c) Notices. The Administrative Agent shall have received a Notice a Borrowing or Notice of Conversion/Continuation, as applicable, from the Borrower in accordance with Section 2.3(a) and Section 4.2.


                                   ARTICLE VII

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

  SECTION 7.1  Representations and Warranties.
               -------------------------------

     To induce the Administrative Agent and Lenders to enter into this Agreement and to induce the Lenders to make Extensions of Credit, the Borrower hereby represents and warrants to the Administrative Agent and Lenders both before and after giving effect to the transactions contemplated hereunder that:

     (a) Organization; Power; Qualification. Each of the Borrower and its Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and (iii) except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization. The jurisdictions in which the Borrower and its Subsidiaries are organized and qualified to do business as of the Closing Date are described on Schedule 7.1(a).

     (b) Ownership. Each Subsidiary of the Borrower as of the Closing Date is listed on Schedule 7.1(b). As of the Closing Date, the capitalization of the Borrower and its Subsidiaries consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 7.1(b). All outstanding shares of the Borrower and its Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and not subject to any preemptive or similar rights. The shareholders of the Subsidiaries of the Borrower and the number of shares owned by each as of the Closing Date are described on Schedule 7.1(b). As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of capital stock of the Borrower, except as set forth in the most recent audited financial statements thereof, or its Subsidiaries, except as described on Schedule 7.1(b).

     (c) Authorization of Agreement, Loan Documents and Borrowing. Each of the Borrower and its Restricted Subsidiaries has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of the Borrower and each of its Subsidiaries party thereto, and each such document constitutes the legal, valid and binding obligation of the Borrower or its Subsidiary party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

     (d) Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance by the Borrower and its Restricted Subsidiaries of the Loan Documents to which each such Person is a party, in accordance with their respective terms, the Extensions of Credit hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Borrower or any of its Subsidiaries or any indenture, material agreement or other material instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person,
(iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Liens arising under the Loan Documents or (iv) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement except, in each case, (A) as may be required by law affecting the offering and sale of securities generally, (B) filings with the United States Copyright Office and/or the United States Patent and Trademark Office,
(C) filings under the UCC and (D) those notices, consents and authorizations which have been obtained prior to the Closing Date.

     (e) Compliance with Law; Governmental Approvals. Each of the Borrower and its Subsidiaries (i) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties and (iii) has timely filed all material reports, documents and other materials required to be filed by it under all Applicable Laws with any Governmental Authority and has retained all material records and documents required to be retained by it under Applicable Law;
except, in each case referred to in clauses (i), (ii) and (iii) above, to the extent that the failure to comply with the terms thereof could not reasonably be expected to have a Material Adverse Effect.

     (f) Tax Returns and Payments. Each of the Borrower and its Subsidiaries has timely filed all federal, state, local and other tax returns required by Applicable Law, and has paid all federal, state, local and other taxes, assessments, fees and other governmental charges therein shown to be due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. To the knowledge of the Responsible Officers of the Borrower and its Subsidiaries, there is (i) no ongoing audit, examination or other investigation by any Governmental Authority of the tax liability of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, and (ii) no proposed tax assessment against the

Borrower or any Subsidiary that would, if made, have a Material Adverse Effect. The Borrower does not intend to treat the Loans and/or Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation
Section 1.6011-4). In the event that the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If the Borrower so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders may treat its Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 1.6011-4 or Section 301.6112-1, and the Administrative Agent and such Lender or Lenders, as applicable, may file such forms or maintain such lists and other records as they may determine is required by such Treasury Regulations.

     (g) Intellectual Property Matters. Each of the Borrower and its Restricted Subsidiaries owns or possesses rights to use all franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, service mark, service mark rights, trade names, trade name rights, copyrights and rights with respect to the foregoing which are required to conduct its business. Except to the extent that it could not reasonably be expected to have a Material Adverse Effect, no event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and neither the Borrower nor any Restricted Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations.

     (h)  Environmental   Matters.   Except  as  to  matters  which  could  not,
individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

       (i) The properties owned, leased or operated by the Borrower and its Subsidiaries now do not contain, and to their knowledge have not previously contained, any Hazardous Materials in amounts or concentrations which (A) constitute or constituted a violation of applicable Environmental Laws or (B) could give rise to liability under applicable Environmental Laws;

      (ii) The Borrower, each Subsidiary and such properties and all operations conducted in connection therewith are in compliance, and have been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about such properties or such operations which could interfere with the continued operation of such properties or impair the fair saleable value thereof;

     (iii) Neither the Borrower nor any Subsidiary thereof has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters, Hazardous Materials, or compliance with Environmental Laws, nor does the Borrower or any Subsidiary thereof have knowledge or reason to believe that any such notice will be received or is being threatened;

      (iv) Hazardous Materials have not been transported or disposed of to or from the properties owned, leased or operated by the Borrower and its Subsidiaries in violation of, or in a manner or to a location which could give rise to liability under, Environmental Laws, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Laws;

       (v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary thereof is or will be named as a potentially responsible party with respect to such properties or operations conducted in connection therewith, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to Borrower, any Subsidiary or such properties or such operations; and

      (vi) There has been no release, or to the best of the Borrower's knowledge, threat of release, of Hazardous Materials at or from properties owned, leased incoroperated by the Borrower or any Subsidiary, now or in the past, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

     (i) ERISA.

       (i) As of the Closing Date, neither the Borrower nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified on Schedule 7.1(i);

      (ii) The Borrower and each ERISA Affiliate is in material compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in
Section 401(b) of the Code has not yet expired and except where a failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under
Section 501(a) of the Code except for such plans that have not yet received determination letters but for which the remedial amendment period for submitting a determination letter has not yet expired. No liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan except for a liability that could not reasonably be expected to have a Material Adverse Effect;

     (iii) As of the Closing Date, no Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has the Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, in each case where such event could reasonably be expected to have a Material Adverse Effect; nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan;

      (iv) Except where the failure of any of the following representations to be correct in all material respects could not reasonably be expected to have a Material Adverse Effect, neither the Borrower nor any ERISA Affiliate has: (A) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (C) failed to make a required contribution or payment to a Multiemployer Plan, or (D) failed to make a required installment or other required payment under Section 412 of the Code;

       (v) No Termination Event has occurred or is reasonably expected to occur; and

      (vi) Except where the failure of any of the following representations to be correct could not reasonably be expected to have a Material Adverse Effect, no proceeding, claim (other than a benefits claim in the ordinary course of business), lawsuit and/or investigation is existing or, to the best knowledge of the Borrower after due inquiry, threatened concerning or involving any (A) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by the Borrower or any ERISA Affiliate, (B) Pension Plan or (C) Multiemployer Plan.

     (j) Margin Stock. Neither the Borrower nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used, directly or indirectly, in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors.

     (k) Government Regulation. Neither the Borrower nor any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and neither the Borrower nor any Subsidiary thereof is, or after giving effect to any Extension of Credit will be, subject to regulation under the Public Utility Holding Company Act of 1935 or the Interstate Commerce Act, each as amended, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

     (l) Material Contracts. Schedule 7.1(l) sets forth a complete and accurate list of all Material Contracts of the Borrower and its Subsidiaries in effect as of the Closing Date not listed on any other Schedule hereto; other than as set forth in Schedule 7.1(l), each such Material Contract is, and after giving effect to the consummation of the transactions contemplated by the Loan Documents will be, in full force and effect in accordance with the terms thereof. The Borrower and its Subsidiaries have delivered to the Administrative Agent a true and complete copy of each written Material Contract required to be listed on Schedule 7.1(l) or any other Schedule hereto. Neither the Borrower nor any Subsidiary (nor, to the knowledge of the Borrower, any other party thereto) is in breach of or in default under any Material Contract in any material respect.

     (m) Employee Relations. Each of the Borrower and its Subsidiaries has a stable work force in place and is not, as of the Closing Date, party to any collective bargaining agreement nor has any labor union been recognized as the representative of its employees. The Borrower knows of no pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees or those of its Subsidiaries.

     (n) Burdensome Provisions. Neither the Borrower nor any Subsidiary thereof is a party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as in the foreseeable future could be reasonably expected to have a Material Adverse Effect. The Borrower and its Subsidiaries do not presently anticipate that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect. Other than the Indenture, no Subsidiary is party to any agreement or instrument or otherwise subject to any restriction or encumbrance that restricts or limits its ability to make dividend payments or other distributions in respect of its capital stock to the Borrower or any Subsidiary or to transfer any of its assets or properties to the Borrower or any other Subsidiary in each case other than existing under or by reason of the Loan Documents or Applicable Law.

     (o) Financial Statements. The audited Consolidated balance sheet of the Borrower and its Subsidiaries as of September 28, 2003 and the related audited statements of income and retained earnings and cash flows for the Fiscal Year then ended, copies of which have been furnished to the Administrative Agent and each Lender, are complete and correct and fairly present on a Consolidated basis the assets, liabilities and financial position of the Borrower and its Subsidiaries as at such dates, and the results of the operations and changes of financial position for the periods then ended (other than customary year-end adjustments for unaudited financial statements). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. The Borrower and its Subsidiaries have no Debt, obligation or other unusual forward or long-term commitment which is not fairly reflected in the foregoing financial statements or in the notes thereto other than Debt incurred in the ordinary course of business subsequent to the date thereof and disclosed in writing to the Administrative Agent.

     (p) No Material Adverse Change. Except as publicly disclosed by the Borrower prior to the Closing Date, since September 28, 2003, there has been no material adverse change in the properties, business, operations, prospects, or condition (financial or otherwise) of the Borrower and its Subsidiaries and no event has occurred or condition arisen that could reasonably be expected to have a Material Adverse Effect.

     (q) Solvency. As of the Closing Date and after giving effect to each Extension of Credit made hereunder, the Borrower and each of its Subsidiaries will be Solvent.

     (r) Titles to Properties. Each of the Borrower and its Subsidiaries has such title to the real property owned or leased by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its personal property and assets, including, but not limited to, those reflected on the balance sheets of the Borrower and its Subsidiaries delivered pursuant to
Section 7.1(o), except those which have been disposed of by the Borrower or its Subsidiaries subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder.

     (s) Liens. None of the properties and assets of the Borrower or any Subsidiary thereof is subject to any Lien, except Liens permitted pursuant to
Section 11.2. Neither the Borrower nor any Subsidiary thereof has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement with respect to any Lien remaining effective as of the Closing Date, except to perfect those Liens permitted by Section 11.2.

     (t) Debt and Guaranty Obligations. Schedule 7.1(t) is a complete and correct listing of all Debt and Guaranty Obligations of the Borrower and its Subsidiaries as of the Closing Date in excess of $2,500,000. The Borrower and its Subsidiaries have performed and are in compliance in all material respects with all of the terms of such Debt and Guaranty Obligations and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of the Borrower or any of its Subsidiaries exists with respect to any such Debt or Guaranty Obligation.

     (u) Litigation. Except for matters existing on the Closing Date and set forth on Schedule 7.1(u), there are no actions, suits or proceedings pending nor, to the knowledge of the Borrower, threatened against or in any other way relating adversely to or affecting the Borrower or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority except for any such actions, suits or proceedings which individually and in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     (v) Absence of Defaults. No event has occurred or is continuing which constitutes a Default or an Event of Default, or which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by the Borrower or any Subsidiary thereof under any Material Contract or judgment, decree or order to which the Borrower or its Subsidiaries is a party or by which the Borrower or its Subsidiaries or any of their respective properties may be bound or which would require the Borrower or its Subsidiaries to make any payment thereunder prior to the scheduled maturity date therefor.

     (w) Senior Debt Status. The Obligations of the Borrower and each of its Restricted Subsidiaries under this Agreement and each of the other Loan Documents rank and shall continue to rank senior in priority of payment to all Subordinated Debt of each such Person and is designated as "Senior Indebtedness" under all instruments and documents relating to all Subordinated Debt of such Person.

     (x) Accuracy and Completeness of Information. All written information, reports and other papers and data produced by or on behalf of the Borrower or any Subsidiary thereof (other than financial projections, which shall be subject to the standard set forth in Section 8.1(c)) and furnished to the Lenders were, at the time the same were so furnished, complete and correct to the extent necessary to give the recipient a true and accurate knowledge of the subject matter in all material respects. No document furnished or written statement made to the Administrative Agent or the Lenders by the Borrower or any Subsidiary thereof in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of the Borrower or its Subsidiaries or omits or will omit to state a fact necessary in order to make the statements contained therein not misleading. The Borrower is not aware of any facts which it has not disclosed in writing to the Administrative Agent having a Material Adverse Effect, or insofar as the Borrower can now foresee, which could reasonably be expected to have a Material Adverse Effect.

  SECTION 7.2  Survival of Representations and Warranties, Etc.
               ------------------------------------------------

     All representations and warranties set forth in this Article VII and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date (except those that are expressly made as of a specific date), shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.

                                  ARTICLE VIII

                        FINANCIAL INFORMATION AND NOTICES

     Until all the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 14.11, the Borrower will furnish or cause to be furnished to the Administrative Agent at the Administrative Agent's Office at the address set forth in Section 14.1 and to the Lenders at their respective addresses as set forth in the Register, or such other office as may be designated by the Administrative Agent and Lenders from time to time:

  SECTION 8.1  Financial Statements and Projections.
               -------------------------------------

     (a) Quarterly Financial Statements. As soon as practicable and in any event within forty-five (45) days after the end of each fiscal quarter of each Fiscal Year (or, if either such date is earlier, on the date of any required public filing thereof, or five (5) days following any date on which the Borrower may be required to file such statements), an unaudited Consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such fiscal quarter and unaudited Consolidated statements of income and cash flows for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the corresponding period in the preceding Fiscal Year and prepared by the Borrower in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of the Borrower to present fairly in all material respects the financial condition of the Borrower and its Subsidiaries on a Consolidated basis as of their respective dates and the results of operations of the Borrower and its Subsidiaries for the respective periods then ended, subject to normal year end adjustments. (Delivery by the Borrower to the Administrative Agent and the Lenders of the Borrower's quarterly report to the SEC on Form 10-Q with respect to any fiscal quarter, or the availability of such quarterly report on EDGAR Online, within the period specified above shall be deemed to be compliance by the Borrower with this Section 8.1(a)).

     (b) Annual Financial Statements. As soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year (or, if either such date is earlier, on the date of any required public filing thereof, or five (5) days following any date on which the Borrower may be required to file such statements), an audited Consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of income, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the preceding Fiscal Year and prepared by an independent certified public accounting firm acceptable to the Administrative Agent in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the year, and accompanied by a report thereon by such certified public accountants that is not qualified with respect to scope limitations imposed by the Borrower or any of its Subsidiaries or with respect to accounting principles followed by the Borrower or any of its Subsidiaries not in accordance with GAAP. (Delivery by the Borrower to the Administrative Agent and the Lenders of the Borrower's annual report to the SEC on Form 10-K with respect to any fiscal year, or the availability of such annual report on EDGAR Online, within the period specified above shall be deemed to be compliance by the Borrower with this Section 8.1(b)).

     (c) Annual Business Plan and Financial Projections. As soon as practicable and in any event within thirty (30) days after the beginning of each Fiscal Year, a business plan of the Borrower and its Subsidiaries for the ensuing four
(4) fiscal quarters, such plan to be prepared in accordance with GAAP and to include, on a quarterly basis, the following: a quarterly operating and capital budget, a projected income statement, statement of cash flows and balance sheet and a report containing management's assumptions with respect to such projections, accompanied by a certificate from the chief financial officer of the Borrower to the effect that, to the best of such officer's knowledge, such projections are good faith estimates (utilizing reasonable assumptions) of the financial condition and operations of the Borrower and its Subsidiaries for such four (4) fiscal quarter period.

  SECTION 8.2  Officer's Compliance Certificate.
               ---------------------------------

     At each time financial  statements  are delivered  pursuant to Sections 8.1
(a) or (b) and at such other times as the Administrative Agent shall reasonably request, a certificate of the chief financial officer or the treasurer of the Borrower in the form of Exhibit F attached hereto (an "Officer's Compliance Certificate").

  SECTION 8.3  Annual Accountants' Certificate.
               --------------------------------

     At each time financial statements are delivered pursuant to Section 8.1(b), a certificate of the independent public accountants certifying such financial statements addressed to the Administrative Agent for the benefit of the Lenders stating that in making the examination necessary for the certification of such financial statements, they obtained no knowledge of any Default or Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature and period of existence.

  SECTION 8.4  Other Reports.
               --------------

     (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to the Borrower or its Board of Directors by its independent public accountants in connection with their auditing function, including, without limitation, any management report and any management responses thereto; and

     (b) Such other information regarding the operations, business affairs and financial condition of the Borrower or any of its Subsidiaries as the Administrative Agent or any Lender may reasonably request.

  SECTION 8.5  Notice of Litigation and Other Matters.
               ---------------------------------------

     Prompt (but in no event later than ten (10) days after an officer of the Borrower obtains knowledge thereof) telephonic and written notice of:

     (a) the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving the Borrower or any Subsidiary thereof or any of their respective properties, assets or businesses, which in any such case could reasonably be expected to have a Material Adverse Effect;

     (b) any notice of any violation received by the Borrower or any Subsidiary thereof from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws which in any such case could reasonably be expected to have a Material Adverse Effect;

     (c) any labor controversy that has resulted in, or threatens to result in, a strike or other work action against the Borrower or any Subsidiary thereof;

     (d) any attachment, judgment, lien, levy or order exceeding $1,000,000 that may be assessed against or threatened against the Borrower or any Subsidiary thereof;

     (e) (i) any Default or Event of Default, (ii) the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default or (iii) any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default by the Borrower or any Subsidiary or, to the knowledge of the Borrower or any Subsidiary, any third party, under any Material Contract to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any Subsidiary thereof or any of their respective properties may be bound;

     (f) (i) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by the Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer
Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA and (iv) the Borrower obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA;

     (g) any event which makes any of the  representations  set forth in Section
7.1 inaccurate in any respect; and

     (h) any intention by the Borrower to treat any of the Extensions of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4) (and the Borrower shall deliver, in conjunction with such notification, a duly completed copy of IRS Form 8886 or any successor form).

  SECTION 8.6  Extension of Time.
               ------------------

     Notwithstanding anything in this Agreement to the contrary, the Administrative Agent may, in its sole discretion, extend the delivery deadline applicable to any notice, certificate or other information required to be delivered under this Article VIII for a period of time not to exceed five (5) Business Days.

  SECTION 8.7  Accuracy of Information.
               ------------------------

     All written information, reports, statements and other papers and data furnished by or on behalf of the Borrower to the Administrative Agent or any Lender whether pursuant to this Article VIII or any other provision of this Agreement, or any of the Security Documents, shall, at the time the same is so furnished, comply with the representations and warranties set forth in Section 7.1(x).


                                   ARTICLE IX

                              AFFIRMATIVE COVENANTS

     Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner provided for in Section 14.11, the Borrower will, and will cause each of its Restricted Subsidiaries to:

  SECTION 9.1  Preservation of Corporate Existence and Related Matters.
               --------------------------------------------------------

     Except as permitted by Section 11.4, preserve and maintain its separate corporate existence and all material rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect.

  SECTION 9.2  Maintenance of Property.
               ------------------------

     In addition to the requirements of any of the Security Documents, protect and preserve all properties useful in and material to its business in accordance with sound business practices, including copyrights, patents, trade names, service marks and trademarks; maintain in good working order and condition in accordance with sound business practices all buildings, equipment and other tangible real and personal property; and from time to time make or cause to be made all renewals, replacements and additions to such property necessary for the conduct of its business, so that the business carried on in connection therewith may be conducted in a commercially reasonable matter.

  SECTION 9.3  Insurance.
               ----------

     Maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law and as are required by any Security Documents, and on the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

  SECTION 9.4  Accounting Methods and Financial Records.
               -----------------------------------------

     Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.

  SECTION 9.5  Compliance With Laws and Approvals.
               -----------------------------------

     Observe and remain in compliance in all material respects with all Applicable Laws and maintain in full force and effect all material Governmental Approvals, in each case applicable to the conduct of its business.

  SECTION 9.6  Environmental Laws.
               -------------------

     In addition to and without limiting the generality of Section 9.5, (a) materially comply with, and ensure such material compliance by all tenants and subtenants with all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants, if any, obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding
Environmental   Laws,   and  (c)  defend,   indemnify   and  hold  harmless  the
Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the presence of Hazardous Materials, or the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the Borrower or any such Restricted Subsidiary, or any orders, requirements or demands of
Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

  SECTION 9.7  Compliance with ERISA.
               ----------------------

     In addition to and without limiting the generality of Section 9.5, (a) except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) comply with all material applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans,
(ii) not take any action or fail to take action the result of which could be a liability to the PBGC or to a Multiemployer Plan, (iii) not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code and (iv) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code and (b) furnish to the Administrative Agent upon the Administrative Agent's request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent.

  SECTION 9.8  Visits and Inspections.
               -----------------------

     Permit representatives of the Administrative Agent or any Lender, from time to time, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

  SECTION 9.9  Additional Subsidiaries.
               ------------------------

     (a) Additional Domestic Subsidiary. Notify the Administrative Agent of (i) the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary in accordance with Section 9.9(c) below or (ii) the creation or acquisition of any Domestic Subsidiary, and (unless such Domestic Subsidiary has been designated as an Unrestricted Subsidiary pursuant to Section 9.9(d)) promptly thereafter (and in any event within thirty (30) days), cause such Person to (A) become a Guarantor by executing and delivering to the Administrative Agent a counterpart of the Guaranty Agreement or such other document as the Administrative Agent shall deem appropriate for such purpose, (B) deliver to the Administrative Agent a duly executed Joinder Agreement and comply with the terms of each Security Document, (C) deliver to the Administrative Agent documents of the types referred to in clauses (ii) and (iii) of Section 6.2(b) and (D) deliver to the Administrative Agent such other documents and closing certificates (and including, without limitation, opinions of counsel to such Person) as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent; provided, further, that for purposes of this provision, the Permitted Target will be deemed to have been acquired by Borrower on the Closing Date.

     (b) Additional Foreign Subsidiaries. Notify the Administrative Agent at the time that any Person becomes a first tier Foreign Subsidiary of the Borrower or any Restricted Subsidiary, and at the request of the Administrative Agent, promptly thereafter (and in any event within forty-five (45) days after such request), cause (i) the Borrower or applicable Restricted Subsidiary to deliver to the Administrative Agent a supplement to the Security Documents pledging sixty-five percent (65%) of the total outstanding ownership interest or capital stock of such new Foreign Subsidiary and a consent thereto executed by such new Foreign Subsidiary (including, without limitation, if applicable, original stock certificates (or the equivalent thereof pursuant to the Applicable Laws and practices of any relevant foreign jurisdiction) evidencing the ownership interest or capital stock of such new Foreign Subsidiary, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof), (ii) such Person to deliver to the Administrative Agent documents of the types referred to in clauses (ii) and (iii) of Section 6.2(b) and (iii) such Person to deliver to the Administrative Agent such other documents and closing certificates (and including, without limitation, opinions of counsel to such Person) as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent.

     (c) Redesignation of Unrestricted Subsidiaries. At any time upon written notice to the Administrative Agent, redesignate an Unrestricted Subsidiary as a Restricted Subsidiary. Further, promptly after the date on which the Borrower or the Administrative Agent determines that either (i) any Unrestricted Subsidiary and its Subsidiaries individually represent two and one half percent (2.5%) or more of (A) the Consolidated EBITDA of the Borrower and its Subsidiaries (notwithstanding any definition thereof, calculated to include all Unrestricted Subsidiaries) for the four (4) consecutive fiscal quarters most recently ended prior to such date or (B) the Consolidated assets of the Borrower and its Subsidiaries (notwithstanding any definition thereof, calculated to include all Unrestricted Subsidiaries) as of the most recently ended fiscal quarter prior to such date or (ii) all Unrestricted Subsidiaries and their respective Subsidiaries collectively represent in the aggregate five percent (5%) or more of (A) the Consolidated EBITDA of the Borrower and its Subsidiaries (notwithstanding any definition thereof, calculated to include all Unrestricted Subsidiaries) for the four (4) consecutive fiscal quarters most recently ended prior to such date or (B) the Consolidated assets of the Borrower and its Subsidiaries (notwithstanding any definition thereof, calculated to include all Unrestricted Subsidiaries) as of the most recently ended fiscal quarter prior to such date, then the Borrower shall promptly identify in writing to the

Administrative Agent such Unrestricted Subsidiaries to be redesignated as Restricted Subsidiaries to cause such remaining Unrestricted Subsidiaries and their Subsidiaries (after giving effect to such redesignation) to individually represent less than two and one half percent (2.5%) of each of the Consolidated EBITDA of the Borrower and its Subsidiaries (notwithstanding any definition thereof, calculated to include all Unrestricted Subsidiaries) for the four (4) consecutive fiscal quarters most recently ended prior to such date and the Consolidated assets of the Borrower and its Subsidiaries (notwithstanding any definition thereof, calculated to include all Unrestricted Subsidiaries) as of the most recently ended fiscal quarter prior to such date and collectively represent in the aggregate less than five percent (5%) of each of the Consolidated EBITDA of the Borrower and its Subsidiaries (notwithstanding any definition thereof, calculated to include all Unrestricted Subsidiaries) for the four (4) consecutive fiscal quarters most recently ended prior to such date and the Consolidated assets of the Borrower and its Subsidiaries (notwithstanding any definition thereof, calculated to include all Unrestricted Subsidiaries) as of the most recently ended fiscal quarter prior to such date.

     (d) Designation of Restricted Subsidiaries. So long as no Default or Event of Default has occurred and is continuing, on prior written notice to the Administrative Agent, redesignate any Restricted Subsidiary as an Unrestricted Subsidiary (or designate any newly formed or acquired Subsidiary as an
Unrestricted Subsidiary; provided that such formation or acquisition is otherwise permitted hereunder), so long as the Administrative Agent reasonably determines that at the time of such proposed designation (or redesignation, as applicable), and after giving effect thereto, the Unrestricted Subsidiaries and their respective Subsidiaries (including the Subsidiary and its respective Subsidiaries to be designated or redesignated, as applicable, as an Unrestricted Subsidiary) (i) individually represent less than two and one half percent (2.5%) of each of (A) the Consolidated EBITDA of the Borrower and its Subsidiaries (notwithstanding any definition thereof, calculated to include all Unrestricted Subsidiaries) for the four (4) consecutive fiscal quarters most recently ended prior to such date and (B) the Consolidated assets of the Borrower and its Subsidiaries (notwithstanding any definition thereof, calculated to include all Unrestricted Subsidiaries) as of the most recently ended fiscal quarter prior to such date and (ii) collectively represent in the aggregate less than five percent (5%) of each of (A) the Consolidated EBITDA of the Borrower and its Subsidiaries (notwithstanding any definition thereof, calculated to include all Unrestricted Subsidiaries) for the four (4) consecutive fiscal quarters most recently ended prior to such date and (B) the Consolidated assets of the Borrower and its Subsidiaries (notwithstanding any definition thereof, calculated to include all Unrestricted Subsidiaries) as of the most recently ended fiscal quarter prior to such date. Such designation (or redesignation, as applicable) shall have an effective date mutually acceptable to the Administrative Agent and Borrower, but in no event earlier than five (5) Business Days following receipt by the Administrative Agent of such written notice.

     (e) Additional Collateral. Notify the Administrative Agent, within ten (10) days after the occurrence thereof, of the acquisition of any property by the Borrower or any Restricted Subsidiary that is of the same type and character of the Collateral subject to any Security Document, but that is not subject to the existing Security Documents (taking into account any after-acquired property provisions thereof), any Person's becoming a Subsidiary and any other event or condition that may require additional action of any nature in order to preserve the effectiveness and perfected status of the liens and security interests of the Administrative Agent and the Lenders with respect to such property pursuant to the Security Documents.

  SECTION 9.10 Use of Proceeds.
               ----------------

     (a) Use of Term Loan Proceeds.Use the proceeds of the Term Loans (i) to refinance the Existing Term Loans and (ii) to redeem in full and terminate the Senior Subordinated Notes

     (b) Use of Revolving Credit Loan Proceeds. Use the proceeds of any Revolving Credit Loans, including, without limitation, any Swingline Loans and any Letters of Credit, for working capital and general corporate requirements of the Borrower and its Restricted Subsidiaries, including the payment of certain fees and expenses incurred in connection with the transactions, Capital Expenditures in the ordinary course of business and Permitted Acquisitions.

  SECTION 9.11 Real Property Collateral.
               -------------------------

     Within seventy-five (75) days after the date of a Ratings Downgrade the Borrower shall deliver to the Administrative Agent, executed originals of the Mortgages with respect to all of its owned properties other than those set forth on Schedule 9.11 in form and substance acceptable to the Administrative Agent and all Mortgage Related Documents.

  SECTION 9.12 Further Assurances.
               -------------------

     Make, execute and deliver all such additional and further acts, things, deeds and instruments as the Administrative Agent or the Required Lenders (through the Administrative Agent) may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and insure the Administrative Agent and the Lenders their respective rights under this Agreement, the Notes, the Letters of Credit and the other Loan Documents.


                                    ARTICLE X

                               FINANCIAL COVENANTS


     Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 14.11, the Borrower and its Restricted Subsidiaries on a Consolidated basis will not:

  SECTION 10.1 Maximum Leverage Ratio.
               -----------------------

     As of any fiscal quarter end, permit the ratio of (a) Funded Debt on such date to (b) EBITDA for the four (4) consecutive fiscal quarter period ending on or immediately prior to such date (such ratio, the "Leverage Ratio") to be greater than the corresponding ratio set forth below:

     Period                                                      Maximum Ratio
     ------                                                      -------------

  Closing Date through October 1, 2006                            2.00 to 1.00

  Thereafter                                                      1.80 to 1.00


  SECTION 10.2 Minimum Fixed Charge Coverage Ratio.
               ------------------------------------

     As of any  fiscal  quarter  end,  permit  the  ratio  of (a) the sum of (i)
EBITDAR for the four (4) consecutive fiscal quarter period ending on or immediately prior to such date less (ii) maintenance Capital Expenditures for the four (4) consecutive fiscal quarter period ending on or immediately prior to such date to (b) the sum of (i) Rental Expense for the four (4) consecutive fiscal quarter period ending on or immediately prior to such date plus (ii) Interest Expense for the four (4) consecutive fiscal quarter period ending on or immediately prior to such date plus (iii) the sum of all scheduled principal payments made in respect of the Term Loan Facility pursuant to Section 4.3 for the four (4) consecutive fiscal quarter period ending on or immediately prior to such date to be less than the corresponding ratio set forth below:

Closing Date through October 1, 2006                              1.35 to 1.00

October 2, 2006 through September 27, 2009                        1.50 to 1.00

Thereafter                                                        1.35 to 1.00

  SECTION 10.3 Maximum Adjusted Debt to EBITDAR.
               ---------------------------------

     As of the end of any fiscal quarter, permit the ratio of (a) Adjusted Debt as of such date to (b) EBITDAR for the four (4) consecutive fiscal quarter period ending on or immediately prior to such date to be greater than the corresponding ratio set forth below:

     Period                                                      Maximum Ratio
     ------                                                      -------------

  Closing Date through October 3, 2004                            5.20 to 1.00

  October 4, 2004 through October 2, 2005                         5.00 to 1.00

  October 3, 2005 through October 1, 2006                         4.80 to 1.00

  October 2, 2006 through September 30, 2007                      4.60 to 1.00

  October 1, 2007 through September 28, 2008                      4.40 to 1.00

  September 29, 2008 through September 27, 2009                   4.20 to 1.00

  Thereafter                                                      4.00 to 1.00


  SECTION 10.4 Minimum Tangible Net Worth.
               ---------------------------

     At any time, permit Tangible Net Worth to be less than the sum of (a) an amount equal to eighty-five percent (85%) of the Consolidated shareholders' equity as of January 19, 2003 less any intangible assets as of January 19, 2003 (including, without limitation, on a pro forma basis, intangible assets related to the acquisition by the Borrower of Qdoba Restaurant Corporation) plus (b) an amount equal to fifty percent (50%) of the Consolidated Net Income earned in each fiscal quarter ending after January 19, 2003 (with no deduction for a net loss in any such fiscal quarter), plus (c) an amount equal to fifty percent (50%) of the aggregate increases in Consolidated shareholders' equity of the Borrower and its Subsidiaries after the Closing Date by reason of the issuance and sale of capital stock or other equity interests of the Borrower or any Subsidiary (other than issuances to the Borrower or a Wholly-Owned Subsidiary), including upon any conversion of debt securities of the Borrower into such capital stock or other equity interests.

  SECTION 10.5 Maximum Capital Expenditures.
               -----------------------------

     Permit the aggregate amount of all Capital Expenditures less Capital Expenditures related to Permitted Sale-Leaseback Transactions in any Fiscal Year to exceed the corresponding maximum amount set forth below:


              Fiscal Year            Maximum Amount

                 2003                $142,000,000
                 2004                $152,600,000
                 2005                $313,500,000
                 2006                $320,600,000
                 2007                $341,900,000
                 2008                $186,000,000
                 2009                $172,900,000
                 2010                $172,100,000
                 2011                $167,000,000

     Notwithstanding the foregoing, any unused Capital Expenditure allowance with respect to any Fiscal Year may be carried over to the immediately following Fiscal Year, on a non-cumulative basis; provided, that the amount carried over from any Fiscal Year shall in no event exceed five percent (5%) of the maximum Capital Expenditure allowance for such Fiscal Year.


                                   ARTICLE XI

                               NEGATIVE COVENANTS

     Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 14.11, the Borrower has not and will not and will not permit any of its Restricted Subsidiaries to:

  SECTION 11.1 Limitations on Debt.
               --------------------

     Create, incur, assume or suffer to exist any Debt except:

     (a) the Obligations  (excluding Hedging  Obligations  permitted pursuant to
Section 11.1(b));

     (b) Debt incurred in connection with a Hedging Agreement (i) with a counterparty and upon terms and conditions (including interest rate) reasonably satisfactory to the Administrative Agent or (ii) described on Schedule 11.1(b); provided, that any counterparty that is a Lender shall be deemed satisfactory to the Administrative Agent.

     (c) Debt existing on the Closing Date and not otherwise permitted under this Section 11.1, as set forth on Schedule 11.1(c), and the renewal, refinancing, extension and replacement (but not the increase in the aggregate principal amount) thereof;

     (d) Debt of the Borrower and its Restricted Subsidiaries incurred in connection with Capital Leases in an aggregate amount not to exceed $25,000,000 on any date of determination;

     (e) purchase money Debt of the Borrower and its Restricted Subsidiaries in an aggregate amount not to exceed $5,000,000 on any date of determination;

     (f) Subordinated Debt; provided that in the case of each issuance of Subordinated Debt, (i) no Default or Event of Default shall have occurred and be continuing or would be caused by the issuance of such Subordinated Debt, (ii) the Administrative Agent shall have received satisfactory written evidence that the Borrower would be in compliance with all covenants contained in this Agreement on a pro forma basis after giving effect to the issuance of any such Subordinated Debt and (iii) the Borrower shall have complied with the requirements of Section 4.4(b)(ii);

     (g) unsecured Debt of the Borrower and its Restricted Subsidiaries not otherwise permitted pursuant to this Section 11.1 in an aggregate principal amount not to exceed $25,000,000 at any time; provided that, in each case, the Borrower or such Restricted Subsidiary shall have complied with the requirements of Section 4.4(b)(i);

     (h) Guaranty Obligations in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders; and

     (i) Debt owed by any Restricted Subsidiary to the Borrower, by the Borrower to any Restricted Subsidiary, or by any Restricted Subsidiary to another Restricted Subsidiary;

     (j) Guaranty Obligations incurred by Borrower with respect to Debt of any Restricted Subsidiary;

     (k) Debt consisting of Capital Leases entered into pursuant to Permitted Sale-Leaseback Transactions;

     (l) Guaranty Obligations with respect to (i) the Permitted Franchisee Financing Program and (ii) other Debt permitted pursuant to subsections (a) through (g) of this Section 11.1, all in an aggregate amount not to exceed $50,000,000 at any time;

     (m) Indorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; surety bonds and appeal bonds required in the ordinary course of business or in connection with the enforcement of rights or claims of the Borrower or any Restricted Subsidiary or in connection with judgments that do not result in a Default or Event of Default; and

     (n) Debt incurred solely in connection with financing the Innovation Center in an aggregate principal amount not to exceed $25,000,000; provided, that no agreement or instrument with respect to Debt permitted to be incurred by this Section (other than the Indenture) shall restrict, limit or otherwise encumber (by covenant or otherwise) the ability of any Subsidiary of the Borrower to make any payment to the Borrower or any of its Subsidiaries (in the form of dividends, intercompany advances or otherwise) for the purpose of enabling the Borrower to pay the Obligations and further provided, that in no event shall the Borrower or any of its Subsidiaries incur, assume or suffer to exist any
Guaranty Obligations with respect to indebtedness obligations of any Unrestricted Subsidiary.

  SECTION 11.2 Limitations on Liens.
               ---------------------

     Create, incur, assume or suffer to exist, any Lien on or with respect to any of its assets or properties (including, without limitation, shares of capital stock or other ownership interests), real or personal, whether now owned or hereafter acquired, except:

     (a) Liens for taxes, assessments and other governmental charges or levies not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

     (b) Liens imposed by law, including Liens arising with respect to the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals and other similar Liens incurred in the ordinary course of business, (i) securing obligations which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings;

     (c) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation, or to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     (d) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, detract from the value of such property or impair the use thereof in the ordinary conduct of business;

     (e) Attachment or judgment Liens not giving rise to an Event of Default;

     (f) Leases or subleases granted to others not interfering with the ordinary conduct of business of the Borrower or any of its Restricted Subsidiaries;

     (g) Liens in favor of a trustee in an indenture relating to the Borrower's public Debt to the extent such Liens secure only customary compensation and reimbursement obligations of such trustee under such indenture;

     (h) Liens of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

     (i) Liens not otherwise permitted by this Section 11.2 and in existence on the Closing Date and described on Schedule 11.2;

     (j) Liens for notice purposes only arising in connection with Permitted Sale-Leaseback Transactions; provided that, with respect to each Permitted Sale-Leaseback Transaction, such notice Liens extend only to the property subject to such Permitted Sale-Leaseback Transaction;

     (k) Liens securing Debt permitted under Sections 11.1(d) and (e); provided that (i) such Liens shall be created substantially simultaneously with the acquisition or lease of the related asset or refinance of such Debt, and (ii) such Liens do not at any time encumber any property other than the property financed by such Debt;

     (l) non-exclusive licenses of intellectual property granted in the ordinary course of business;

     (m) a mortgage Lien solely upon the real property and improvements constructed thereon comprising the Innovation Center securing Debt permitted under Section 11.1(n); and

     (n) other Liens not otherwise permitted by this Section 11.2 in an aggregate amount not to exceed $2,000,000 at any time.

  SECTION 11.3 Limitations on Loans, Advances, Investments and Acquisitions.
               -------------------------------------------------------------

     Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership or joint venture (including, without limitation, the creation or capitalization of any Restricted Subsidiary), evidence of Debt (other than Guaranty Obligations permitted pursuant to Section 11.1) or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person except:

     (a) investments (i) in Subsidiaries made prior to the Closing Date, (ii) in Restricted Subsidiaries formed or acquired after the Closing Date so long as the Borrower and its Subsidiaries comply with the applicable provisions of Section
9.9 and (iii) the other loans, advances and investments made prior to the Closing Date described on Schedule 11.3;

     (b) investments in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within ninety (90) days from the date of acquisition thereof, (ii) commercial paper (A) maturing no more than ninety (90) days from the date of creation thereof and currently having a rating of at least A-2 from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or P-2 from Moody's Investors Service, Inc. or (B) maturing no more than one (1) year from the date of creation thereof and currently having a rating of at least A-1 from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or P-1 from Moody's Investors Service, Inc., (iii) certificates of deposit maturing no more than one hundred twenty (120) days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency; provided, that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, or (iv) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder;

     (c) Hedging Agreements permitted pursuant to Section 11.1 and any commodity swap or other agreement or arrangement related to commodity prices;

     (d) purchases of assets in the ordinary course of business;

     (e) investments in franchisees of the Borrower not to exceed $50,000,000 in the aggregate at any time;

     (f) loans and advances to officers and employees of the Borrower and its Subsidiaries in the ordinary course of the business of the Borrower and its Subsidiaries as presently conducted in an aggregate principal amount not to exceed $2,000,000 at any time outstanding;

     (g) other non-speculative investments of the Borrower and its Restricted Subsidiaries not otherwise permitted pursuant to this Section 11.3 not to exceed $25,000,000 in the aggregate at any time;

     (h) investments pursuant to the Permitted Franchisee Financing Program in an amount not to exceed $5,000,000 at any time outstanding; and

     (i) investments by the Borrower or any of its Restricted Subsidiaries in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets or any combination thereof) of any other Person if the Borrower and its Restricted Subsidiaries promptly comply with Section 9.9 hereof (each, a "Permitted Acquisition"); provided that:

       (i) the Person to be acquired shall be a going concern, engaged in a business, or the assets to be acquired shall be used in a business, similar or complimentary to the line of business of the Borrower and its Subsidiaries, and such acquisition shall have been approved by the board of directors or equivalent governing body (or the shareholders) of the seller and/or the Person to be acquired;

      (ii) the Borrower or its Restricted Subsidiary, as applicable, shall be the surviving Person and no Change in Control shall have been effected thereby;

     (iii) the Borrower or its Restricted Subsidiary, as applicable, is in compliance with the covenants contained in Article X after giving effect to such acquisition;

      (iv) no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the acquisition;

       (v) the Borrower shall demonstrate, to the reasonable satisfaction of the Administrative Agent pro forma compliance with the covenants contained in
Article X;

      (vi) the Borrower shall deliver written notice of such proposed acquisition to the Administrative Agent, which notice shall include the proposed closing date of the acquisition, not less than ten (10) Business Days prior to such proposed closing date;

     (vii) to the extent requested by the Administrative Agent, the Borrower shall deliver to the Administrative Agent copies of (A) the Permitted Acquisition Documents and (B) the Permitted Acquisition Diligence Information within a reasonable period of time before or after the proposed closing date of such acquisition;

    (viii) the Borrower shall obtain the prior written consent of the Required Lenders prior to the consummation of any acquisition, or series of related acquisitions, if the aggregate total consideration to be paid in connection with such proposed acquisition or series of related acquisitions would exceed $25,000,000 in the aggregate during the term of the Credit Facility from and after the Closing Date; and

      (ix) investments by the Borrower of the Blocked Term Loan Proceeds in such investments as shall be acceptable to the Administrative Agent in its sole discretion.

  SECTION 11.4  Limitations on Mergers and Liquidation.
                ---------------------------------------

     Merge, consolidate or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except:

     (a) any Wholly-Owned Subsidiary of the Borrower may merge with the Borrower or any other Wholly-Owned Restricted Subsidiary of the Borrower; provided that
(i) in any merger involving the Borrower, the Borrower shall be the surviving entity and (ii) in any merger involving a Restricted Subsidiary, the Restricted Subsidiary shall be the surviving entity;

     (b) any Wholly-Owned Subsidiary of the Borrower may merge into the Person such Wholly-Owned Subsidiary was formed to acquire in connection with an acquisition permitted by Section 11.3(i) (and, in the case of any merger involving a Restricted Subsidiary, such Person is or becomes a Restricted Subsidiary); and

     (c) any Wholly-Owned Subsidiary of the Borrower may wind-up into the Borrower or any other Wholly-Owned Restricted Subsidiary of the Borrower.

  SECTION 11.5  Limitations on Sale of Assets.
                ------------------------------

     Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, the sale of any receivables and leasehold interests and any sale-leaseback or similar transaction), whether now owned or hereafter acquired except:

     (a) the sale of (i) inventory and (ii) equipment acquired after the Closing Date and sold to franchisees, all in the ordinary course of business;

     (b) the sale of any property or assets (i) pursuant to a Permitted Sale-Leaseback Transaction or (ii) that are existing restaurant units not owned by the Borrower or any Restricted Subsidiary on the Closing Date;

     (c) the sale of obsolete assets no longer used or usable in the business of the Borrower or any of its Subsidiaries;

     (d) the transfer of assets to the Borrower or any Wholly-Owned Subsidiary of the Borrower pursuant to Section 11.4(c);

     (e) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

     (f) the disposition of any Hedging Agreement or any commodity swap or other agreement or arrangement related to commodity prices;

     (g) the sale of restaurant units owned by the Borrower or any Restricted Subsidiary to franchisees not to exceed (i) during the period of Fiscal Year 2004 through 2008 inclusive up to 100 restaurant units during any Fiscal Year but not more than 350 restaurant units in the aggregate during such period, and
(ii) during Fiscal Year 2009 and thereafter, up to 200 restaurant units during any Fiscal year; and

     (h) the sale or other disposition of assets by the Borrower or any Restricted Subsidiary not otherwise permitted under this Section 11.5; provided that (i) as of the time of such sale or other disposition no Default or Event of Default shall be continuing or would result therefrom, (ii) any such sale shall be for fair value for cash consideration only, and (iii) the Borrower shall have complied with the requirements of Section 4.4(b).

  SECTION 11.6  Limitations on Dividends and Distributions.
                -------------------------------------------

     Declare or pay any dividends upon any of its capital stock or other equity interests; purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity interests, or make any distribution of cash, property or assets among the holders of shares of its capital stock or other equity interests (all such payments or other distributions, "Distributions"), or make any change in its capital structure which such change in its capital structure could reasonably be expected to have a Material Adverse Effect; provided that:

     (a) the Borrower or any Restricted Subsidiary may pay dividends in shares of its own capital stock;

     (b) the Borrower may acquire  capital stock of the Borrower,  provided that
(i) the aggregate purchase price for all such capital stock acquired on or after the Closing Date shall not exceed $15,000,000 in the aggregate and (ii) immediately after any such acquisition, the Borrower would not be in Default under this Agreement;

     (c) the Borrower or any Restricted Subsidiary may make Distributions of up to $35,000,000 in aggregate of the Net Cash Proceeds (after giving effect to any prepayment required by Section 4.4(b)(ii)) of any issuance of Subordinated Debt by the Borrower or any Restricted Subsidiary; and

     (d) any Restricted Subsidiary may pay cash dividends to the Borrower or any other Restricted Subsidiary.

  SECTION 11.7  Limitations on Exchange and Issuance of Capital Stock.
                ------------------------------------------------------

     Issue, sell or otherwise dispose of any class or series of capital stock that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or passage of time would be, (a) convertible or exchangeable into Debt or (b) required to be redeemed or repurchased, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due.

  SECTION 11.8  Transactions with Affiliates.
                -----------------------------

     Except for transactions permitted by 11.3, 11.6 and 11.7, directly or indirectly (a) make any loan or advance to, or purchase or assume any note or other obligation to or from, any of its officers, directors, shareholders or other Affiliates, or to or from any member of the immediate family of any of its officers, directors, shareholders or other Affiliates, or subcontract any operations to any of its Affiliates or (b) enter into, or be a party to, any other transaction not described in clause (a) above with any of its Affiliates, except pursuant to the reasonable requirements of its business and upon fair and reasonable terms that are no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not its Affiliate.

  SECTION 11.9  Certain Accounting Changes; Organizational Documents.
                -----------------------------------------------------

     (a) Change its Fiscal Year end, or make any change in its accounting treatment and reporting practices except as required by GAAP or (b) amend, modify or change its articles of incorporation (or corporate charter or other similar organizational documents) in any manner adverse in any respect to the rights or interests of the Lenders or amend, modify or change its bylaws (or other similar documents) in any manner adverse in any respect to the rights or interests of the Lenders.

  SECTION 11.10 Amendments; Payments and Prepayments of Subordinated Debt.
                ----------------------------------------------------------

     Amend or modify (or permit the modification or amendment of) any of the terms or provisions of any Subordinated Debt, or cancel or forgive, make any voluntary or optional payment or prepayment on, or redeem or acquire for value (including, without limitation, by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due) any Subordinated Debt other than the Senior Subordinated Notes.

  SECTION 11.11 Restrictive Agreements.
                -----------------------

     (a) Enter into any Debt (other than the Obligations) (i) which contains any negative pledge on assets prohibiting any Liens hereunder or, with respect to Debt in excess of $5,000,000, covenants more restrictive than the provisions of Articles IX, X and XI hereof, or (ii) which restricts, limits or otherwise encumbers its ability to incur Liens hereunder.

     (b) Enter into or permit to exist any agreement (other than the Indenture) which impairs or limits the ability of any Restricted Subsidiary of the Borrower to pay dividends to the Borrower.

  SECTION 11.12 Nature of Business.
                -------------------
     Substantively alter in any material respect the character or conduct of the business conducted by the Borrower and its Restricted Subsidiaries as of the Closing Date.

  SECTION 11.13 Impairment of Security Interests.
                ---------------------------------

     Take or omit to take any action, which could have the result of materially impairing the security interests in favor of the Administrative Agent with respect to the Collateral or grant to any Person (other than the Administrative Agent for the benefit of itself and the Lenders pursuant to the Security Documents) any ownership or security interest whatsoever in the Collateral, except for Liens permitted under Section 11.2 and asset sales permitted under
Section 11.5.


                                   ARTICLE XII

                              DEFAULT AND REMEDIES

  SECTION 12.1  Events of Default.
                ------------------

     Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

     (a) Default in Payment of Principal of Loans and Reimbursement Obligations. The Borrower shall default in any payment of principal of any Loan, Note or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise).

     (b) Other Payment Default. The Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan, Note or Reimbursement Obligation or the payment of any other Obligation, and such default shall continue for a period of three (3) Business Days.

     (c) Misrepresentation. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any Subsidiary under this Agreement, any other Loan Document or in any document delivered in connection herewith or therewith that is subject to materiality or Material Adverse Effect qualifications, shall be incorrect or misleading in any respect when made or deemed made, or any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any Subsidiary under this Agreement, any other Loan Document, or in any document delivered in connection herewith or therewith that is not subject to materiality or Material Adverse Effect qualifications, shall be incorrect or misleading in any material respect when made or deemed made.

     (d) Default in Performance of Certain Covenants. The Borrower shall default in the performance or observance of any covenant or agreement contained in Sections 8.1, 8.2, 8.5(e)(i), 9.10, 9.11, 9.12 or 9.13 or Articles X or XI of
this Agreement (subject in the case of Sections 8.1, 8.2 and 8.5(e)(i) to the provisions of Section 8.6).

     (e) Default in Performance of Other Covenants and Conditions. The Borrower or any Subsidiary thereof shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 12.1) or any other Loan Document and such default shall continue for a period of thirty (30) days after written notice thereof has been given to the Borrower by the Administrative Agent.

     (f) Debt Cross-Default. The Borrower or any of its Subsidiaries shall (i) default in the payment of any Debt (other than the Notes or any Reimbursement Obligation) the aggregate outstanding amount of which Debt is in excess of $5,000,000 beyond the period of grace if any, provided in the instrument or agreement under which such Debt was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Debt (other than the Notes or any Reimbursement Obligation) the aggregate outstanding amount of which Debt is in excess of $5,000,000 or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, any such Debt to become due prior to its stated maturity (any applicable grace period having expired).

     (g) Change in Control. Any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) shall obtain ownership or control in one or more series of transactions of more than thirty percent (30%) of the common stock or thirty percent (30%) of the voting power of the Borrower entitled to vote in the election of members of the board of directors of the Borrower or there shall have occurred under any indenture or other instrument evidencing any Debt in excess of $5,000,000 any "change in control" (as defined in such indenture or other evidence of Debt) obligating the Borrower to repurchase, redeem or repay all or any part of the Debt or capital stock provided for therein (any such event, a "Change in Control").

     (h) Voluntary Bankruptcy Proceeding. The Borrower or any Subsidiary thereof shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or
(vii) take any corporate action for the purpose of authorizing any of the foregoing.

     (i) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against the Borrower or any Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for the Borrower or any Subsidiary thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty
(60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

     (j) Failure of Agreements. Any provision of this Agreement or any provision of any other Loan Document shall for any reason cease to be valid and binding on the Borrower or Subsidiary party thereto or any such Person or their representative shall so state in writing, or any Loan Document shall for any reason cease to create a valid and perfected first priority Lien on, or security interest in, any of the collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof.

     (k) Termination Event. The occurrence of any of the following events: (i) the Borrower or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or Section 412 of the Code, the Borrower or any ERISA Affiliate is required to pay as contributions thereto, (ii) an accumulated funding deficiency in excess of $1,000,000 occurs or exists, whether or not waived, with respect to any Pension Plan, (iii) a Termination Event or (iv) the Borrower or any ERISA Affiliate as employers under one or more Multiemployer Plans makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments in an amount exceeding $1,000,000.

     (l) Judgment. A judgment or order for the payment of money (in either case, that is not fully covered by insurance as to which the insurer has acknowledged liability) which causes the aggregate amount of all such judgments to exceed $5,000,000 in any Fiscal Year shall be entered against the Borrower or any of its Subsidiaries by any court and such judgment or order shall continue without discharge or stay for a period of thirty (30) days.

     (m) Environmental. Any one or more Environmental Claims shall have been asserted against the Borrower or any of its Subsidiaries; the Borrower and its Subsidiaries would be reasonable likely to incur liability as a result thereof; and such liability would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

  SECTION 12.2  Remedies.
                ---------

     Upon the occurrence of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower:

     (a) Acceleration; Termination of Facilities. Declare the principal of and interest on the Loans, the Notes and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented or shall be entitled to present the documents required thereunder) and all other Obligations (other than Hedging Obligations), to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrower to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 12.1(h) or (i), the Credit Facility shall be automatically terminated and all Obligations (other than Hedging Obligations) shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or in any other Loan Document to the contrary notwithstanding.

     (b) Letters of Credit. With respect to all Letters of Credit with respect to which any amount shall remain undrawn and unexpired at the time of an acceleration pursuant to the preceding paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Obligations on a pro rata basis. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower.

     (c) Rights of Collection. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Borrower's Obligations.

  SECTION 12.3 Rights and Remedies Cumulative; Non-Waiver; etc.
               ------------------------------------------------

     The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.

                                  ARTICLE XIII

                            THE ADMINISTRATIVE AGENT

  SECTION 13.1  Appointment.
                ------------

     Each of the Lenders hereby irrevocably designates and appoints Wachovia as Administrative Agent of such Lender under this Agreement and the other Loan Documents for the term hereof and each such Lender irrevocably authorizes Wachovia, as Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Administrative Agent. Any reference to the Administrative Agent in this Article XIII shall be deemed to refer to the Administrative Agent solely in its capacity as Administrative Agent and not in its capacity as a Lender.

  SECTION 13.2  Delegation of Duties.
                ---------------------

     The Administrative Agent may execute any of its respective duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Administrative Agent with reasonable care.

  SECTION 13.3 Exculpatory Provisions.
               -----------------------

     Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for actions occasioned directly by its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any of its Subsidiaries or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of the Borrower or any of its Subsidiaries to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries.

  SECTION 13.4  Reliance by the Administrative Agent.
                -------------------------------------

     The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 14.10. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the

Required Lenders (or, when expressly required hereby or by the relevant other Loan Documents, all the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Lenders (or, when expressly required hereby, all the Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

  SECTION 13.5  Notice of Default.
                ------------------

     The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless it has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, when expressly required hereby, all the Lenders); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders, except to the extent that other provisions of this Agreement expressly require that any such action be taken or not be taken only with the consent and authorization or the request of the Lenders or Required Lenders, as applicable.

  SECTION 13.6  Non-Reliance on the Administrative Agent and Other Lenders.
                -----------------------------------------------------------

     Each Lender expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries and made its own decision to make its Loans and issue or participate in Letters of Credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or by the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower or any of its Subsidiaries which may come into the possession of the Administrative Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates.

  SECTION 13.7  Indemnification.
                ----------------

     The Lenders agree to indemnify the Administrative Agent in its capacity as such and (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to the respective amounts of their Revolving Credit Commitment Percentages or Term Loan Percentages, as applicable, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes or any Reimbursement Obligation) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents, reports or other information provided to the Administrative Agent or any Lender or contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting directly from the Administrative Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 13.7 shall survive the payment of the Notes, any Reimbursement Obligation and all other amounts payable hereunder and the termination of this Agreement.

  SECTION 13.8  The Administrative Agent in Its Individual Capacity.
                ----------------------------------------------------

     The Administrative Agent and its respective Subsidiaries and Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder. With respect to any Loans made or renewed by it and any Note issued to it and with respect to any Letter of Credit issued by it or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

  SECTION 13.9  Resignation of the Administrative Agent; Successor
                --------------------------------------------------
                Administrative Agent.
                ---------------------

     Subject to the appointment and acceptance of a successor as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the Administrative Agent's giving of notice of resignation, then the Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 13.9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

  SECTION 13.10 Documentation Agents and Syndication Agents.
                --------------------------------------------

     The Documentation Agents and the Syndication Agents, in their respective capacities as documentation and syndication agents, shall have no duties or responsibilities under this Agreement or any other Loan Document.

                                   ARTICLE XIV

                                  MISCELLANEOUS

  SECTION 14.1  Notices.
                --------

     (a) Method of Communication. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing (for purposes hereof, the term "writing" shall include information in electronic format such as electronic mail and internet web pages), or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via electronic mail, posting on an internet web page, telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by electronic mail, posting on an internet web page, telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the third Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to the Administrative Agent as understood by the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

     (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

     If to the Borrower:             Jack in the Box Inc.
                                     9330 Balboa Avenue
                                     San Diego, California  92123-1516
                                     Attention:  Harold L. Sachs
                                     Telephone No.:  (858) 571-2215
                                     Telecopy No.:   (858) 694-1533

     With copies to:                 Gray Cary Ware & Freidenrich
                                     4365 Executive Drive, Suite 1100
                                     San Diego, CA 92121-2133
                                     Attention: Craig Tighe
                                     Telephone No.: (650) 833-2362
                                     Telecopy No.:  (650) 269-1740


     If to Wachovia as               Wachovia Bank, National Association
     Administrative Agent:           Charlotte Plaza, CP-8
                                     201 South College Street
                                     Charlotte, North Carolina 28288-0680
                                     Attention:  Syndication Agency Services
                                     Telephone No.: (704) 374-2698
                                     Telecopy No.:  (704) 383-0288

     With copies to:                 Wachovia Bank, National Association
                                     301 South College Street
                                     Charlotte, North Carolina 28288-0606
                                     Attention: Louis K. Beasley III
                                     Telephone No.: (704) 374-3070
                                     Telecopy No.:  (704) 383-8494

     If to any Lender:               To the address set forth in the Register


     (c) Administrative Agent's Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower and Lenders, as the Administrative Agent's Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit requested.

  SECTION 14.2  Expenses; Indemnity.
                --------------------

     The Borrower will (a) pay all out-of-pocket expenses (including, without limitation, all costs of electronic or internet distribution of any information hereunder) of the Administrative Agent in connection with (i) the preparation, execution and delivery of this Agreement and each other Loan Document, whenever the same shall be executed and delivered, including, without limitation, all out-of-pocket syndication and due diligence expenses and reasonable fees and disbursements of counsel for the Administrative Agent and (ii) the preparation, execution and delivery of any waiver, amendment or consent by the Administrative Agent or the Lenders relating to this Agreement or any other Loan Document, including, without limitation, reasonable fees and disbursements of counsel for the Administrative Agent, (b) pay all reasonable out-of-pocket expenses of the Administrative Agent and each Lender actually incurred in connection with the administration and enforcement of any rights and remedies of the Administrative Agent and Lenders under the Credit Facility, including, without limitation, in connection with any workout, restructuring, bankruptcy or other similar proceeding, creating and perfecting Liens in favor of Administrative Agent on behalf of Lenders pursuant to any Security Document, enforcing any Obligations of, or collecting any payments due from, the Borrower or any Guarantor by reason of an Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty Agreement; consulting with appraisers, accountants, engineers, attorneys and other Persons concerning the nature, scope or value of any right or remedy of the Administrative Agent or any Lender hereunder or under any other Loan Document or any factual matters in connection therewith, which expenses shall include without limitation the reasonable fees and disbursements of such Persons, and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, trustees, advisors, officers and directors, from and against any obligations, losses, penalties, fines, liabilities, settlements, damages, actions, judgments, suits, disbursements, costs and expenses, suffered by any such Person in connection with any claim (including, without limitation, any Environmental Claims), investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Agreement, any other Loan Document, or any documents, reports or other information provided to the Administrative Agent or any Lender or contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including, without limitation, reasonable attorney's and consultant's fees, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

  SECTION 14.3  Set-off.
                --------

     In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee or participant of a Lender in accordance with Section 14.10 are hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, or any such assignee or participant to or for the credit or the account of the Borrower against and on account of the Obligations irrespective of whether or not (a) the Lenders shall have made any demand under this Agreement or any of the other Loan Documents or (b) the Administrative Agent shall have declared any or all of the Obligations to be due and payable as permitted by Section 12.2 and although such Obligations shall be contingent or unmatured. Notwithstanding the preceding sentence, each Lender agrees to notify the Borrower and the Administrative Agent after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application.

  SECTION 14.4  Governing Law.
                --------------

     This Agreement, the Notes and the other Loan Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to the conflicts of law principles thereof.

  SECTION 14.5  Jurisdiction and Venue.
                -----------------------

     (a) Jurisdiction. The Borrower hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina and New York, New York (and any courts from which an appeal from any of such courts must or may be taken), in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Notes and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. The Borrower hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Agreement, the Notes or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 14.1. Nothing in this Section 14.5 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Borrower or its properties in the courts of any other jurisdictions.

     (b) Venue. The Borrower hereby irrevocably waives any objection it may have now or in the future to the laying of venue in the aforesaid jurisdictions in any action, claim or other proceeding arising out of or in connection with this Agreement, any other Loan Document or the rights and obligations of the parties hereunder or thereunder. The Borrower irrevocably waives, in connection with such action, claim or proceeding, any plea or claim that the action, claim or other proceeding has been brought in an inconvenient forum.

  SECTION 14.6  Waiver of Jury Trial.
                ---------------------

     THE ADMINISTRATIVE AGENT, EACH LENDER AND THE BORROWER HEREBY ACKNOWLEDGE AND AGREE TO IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE, JUDICIAL PROCEEDING, CLAIM OR CONTROVERSY IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

  SECTION 14.7  Reversal of Payments.
                ---------------------

     To  the  extent  the   Borrower   makes  a  payment  or   payments  to  the
Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

  SECTION 14.8  Injunctive Relief; Punitive Damages.
                ------------------------------------

     (a) The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrower agrees that the Lenders, at the Lenders' option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     (b) The Administrative Agent, the Lenders and the Borrower (on behalf of itself and its Subsidiaries) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.

  SECTION 14.9  Accounting Matters.
                -------------------

     Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance therewith.

  SECTION 14.10 Successors and Assigns; Participations.
                ---------------------------------------

     (a) Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and the Lenders, all future holders of the Notes, and their respective successors and assigns, except that the Borrower shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

     (b) Assignment by Lenders. Each Lender may, in accordance with Applicable Law, sell or assign to any Lender, any Affiliate of a Lender or in the case of the Term Loans, any Approved Fund, and, with the consent of the Borrower (so long as no Default or Event of Default has occurred and is continuing) and the consent of the Administrative Agent, which consents shall not be unreasonably withheld or delayed, assign to one or more other Eligible Assignees (any of the foregoing assignees or purchasers, a "Purchasing Lender") all or a portion of its interests, rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of the Extensions of Credit at the time owing to it and the Notes held by it); provided that:

       (i)  each  such  assignment  shall  be of a  constant, and not a varying,
percentage  of  the  assigning   Lender's  rights  and  obligations  under  this
Agreement;

      (ii)  if  less  than  all  of  the  assigning  Lender's  Revolving  Credit
Commitment or Term Loan Commitment, as applicable, is to be assigned, the Commitment so assigned shall not be less than $5,000,000 with respect to the Revolving Credit Facility and $1,000,000 (or otherwise agreed by the Administrative Agent and the Borrower) with respect to the Term Loan Facility, unless such sale or assignment is made to an existing Lender, to an Affiliate thereof, or (with respect to any Term Loan) to an Approved Fund, in which case no minimum amount shall apply;

     (iii) the Purchasing Lender shall have delivered to the Administrative Agent all United States Internal Revenue Service Forms required pursuant to
Section 5.11(e) and all of the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance substantially in the form of Exhibit G attached hereto (an "Assignment and Acceptance"), together with (to the extent requested by any Purchasing Lender) any Note or Notes subject to such assignment;

      (iv) no assignment of a Revolving Credit Commitment, or participation in L/C Obligations or Swingline Loans shall be made without the prior written consent of the Administrative Agent, the Swingline Lender, the Issuing Lender and (so long as no Default or Event of Default has occurred and is continuing) the Borrower (which consents shall not be unreasonably withheld);

       (v) where consent of the Borrower to an assignment to a Purchasing Lender is required hereunder (including consent to an assignment to an Approved
Fund), the Borrower shall be deemed to have given its consent five (5) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such fifth (5th) Business Day;

      (vi) such assignment shall not, without the consent of the Borrower, require the Borrower to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Loans or the Notes under the blue sky laws of any state; and

     (vii) the assigning Lender shall pay to the Administrative Agent an assignment fee of $3,500 upon the execution by such Lender of the Assignment and Acceptance; provided that no such fee shall be payable upon any assignment by a Lender to an Affiliate thereof; and provided further that, in any case of contemporaneous assignments by a Lender (including a group of affiliated Lenders that are funds managed by the same investment advisor) to a single assignee or more than one fund managed by the same investment advisor (which funds are not then Lenders hereunder), only a single $3,500 fee shall be payable for all such contemporaneous assignments..

     Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof (unless otherwise agreed to by the Administrative Agent), (A) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereby and (B) the Lender thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement.

     (c) Rights and Duties Upon Assignment. By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Purchasing Lender thereunder confirm to and agree with each other and the other parties hereto as set forth in such Assignment and Acceptance.

     (d) Register. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the amount of the Extensions of Credit with respect to each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and by any Lender solely to the extent of any entries applicable to such Lender at any reasonable time and from time to time upon reasonable prior notice.

     (e) Issuance of New Notes. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and a Purchasing Lender together with any Note or Notes (if applicable) subject to such assignment and (if applicable) the written consent to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of Exhibit G:

       (i)  accept such Assignment and Acceptance;

      (ii)  record the information contained therein in the Register;

     (iii)  give prompt notice thereof to the Lenders and the Borrower; and

      (iv) promptly deliver a copy of such Assignment and Acceptance to the Borrower.

     Within five (5) Business Days after receipt of notice, the Borrower shall execute and deliver to the Administrative Agent, in exchange for the surrendered Note or Notes, if any, a new Note or Notes to the order of such Purchasing Lender (to the extent requested thereby) in amounts equal to the Revolving Credit Commitment and/or the Term Loans or Term Loan Commitment assumed by it pursuant to such Assignment and Acceptance and a new Note or Notes to the order of the assigning Lender (to the extent requested thereby) in an amount equal to the Revolving Credit Commitment and/or the Term Loans or Term Loan Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes delivered to the assigning Lender. Each surrendered Note or Notes shall be canceled and returned to the Borrower. Notwithstanding anything in this Agreement to the contrary, any Lender which has not been issued a Note or Notes hereunder may at any time deliver a written request for a Note or Notes to the Administrative Agent and the Borrower. Within five (5) Business Days after receipt of notice, the Borrower shall execute and deliver to the Administrative Agent, a Note or Notes (as applicable) to the order of such Lender in amounts equal to the Revolving Credit Commitment and/or the Term Loan Commitment of such Lender. Upon receipt thereby, the Administrative Agent shall promptly deliver such Note or Notes to such Lender.

     (f) Participations. Each Lender may, without notice to or the consent of the Borrower or the Administrative Agent, and in accordance with Applicable Law, sell participations to one or more banks or other entities (any such bank or other entity, a "Participant") in all or a portion of its rights and/or obligations under this Agreement (including, without limitation, all or a portion of its Extensions of Credit and the Notes held by it); provided that:

       (i) each such participation shall be in an amount not less than $5,000,000 with respect to the Revolving Credit Facility and $1,000,000 (or otherwise agreed by the Administrative Agent and the Borrower) with respect to the Term Loan Facility;

      (ii) such Lender's obligations under this Agreement (including, without limitation, its Revolving Credit Commitment and/or its Term Loan Commitment, as applicable) shall remain unchanged;

     (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

      (iv) such Lender shall remain the holder of the Notes held by it for all purposes of this Agreement;

       (v) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement;

      (vi) such Lender shall not permit such Participant the right to approve any waivers, amendments or other modifications to this Agreement or any other Loan Document other than waivers, amendments or modifications which would reduce the principal of or the interest rate on any Loan or Reimbursement Obligation, extend the term or increase the amount of the Revolving Credit Commitment and/or the Term Loan Commitment of such Lender, reduce the amount of any fees to which such Participant is entitled, extend any scheduled payment date for principal of any Loan or, except as expressly contemplated hereby or thereby, release substantially all of the Collateral; and

     (vii) any such disposition shall not, without the consent of the Borrower, require the Borrower to file a registration statement with the Securities and Exchange Commission to apply to qualify the Loans or the Notes under the blue sky law of any state.

     The Borrower agrees that each Participant shall be entitled to the benefits of Section 5.7, Section 5.8, Section 5.9, Section 5.10, Section 5.11 and Section
14.3 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 14.10; provided that a Participant shall not be entitled to receive any greater payment under Section 5.7, Section 5.8, Section 5.9, Section 5.10, and Section 5.11 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent and such Participant shall have delivered to the Administrative Agent all United States Internal Revenue Service Forms required pursuant to Section 5.11(e).

     (g) Disclosure of Information; Confidentiality. The Administrative Agent and the Lenders shall maintain as confidential, and shall cause their Affiliates to maintain as confidential, all non-public information with respect to the Borrower obtained pursuant to the Loan Documents (or any Hedging Agreement with a Lender or the Administrative Agent) in accordance with their customary procedures for handling confidential information; provided, that the Administrative Agent may disclose information relating to this Agreement to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information customarily found in such publications and provided further, that the Administrative Agent or any Lender may disclose any such information to the extent such disclosure is (i) required by law or requested or required pursuant to any legal process, (ii) requested by, or required to be disclosed to, any rating agency, or regulatory or similar authority (including, without limitation, the National Association of Insurance Commissioners), (iii) used in any suit, action or proceeding for the purpose of defending itself, reducing its liability or protecting any of its claims, rights, remedies or interests under or in connection with the Loan Documents (or any Hedging Agreement with a Lender or the Administrative Agent) or (iv) related to the "tax treatment" or "tax structure" (in each case within the meaning of

Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment or tax structure. Any Lender may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this
Section 14.10, disclose to the Purchasing Lender, proposed Purchasing Lender, Participant, proposed Participant, or to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided, that prior to any such disclosure, each such Purchasing Lender, proposed Purchasing Lender, Participant or proposed Participant, contractual counterparty or professional advisor shall agree to be bound by the provisions of this Section 14.10(g).

     (h) Certain Pledges or Assignments. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement or any other Loan Document to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute such pledgee or assignee for such Lender as a party hereto.

  SECTION 14.11 Amendments, Waivers and Consents.
                ---------------------------------

     Except as specifically provided in any Loan Document, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the requisite Lenders specified below (or by the Administrative Agent with the consent of such requisite Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrower.

     (a) any consent, waiver or amendment purporting to: (i) increase the Revolving Credit Commitment of any Lender (ii) reduce the rate of, or forgive any, interest payable on any Revolving Credit Loans or Reimbursement Obligation, or any fees, (iii) reduce or forgive the principal amount of any Revolving Credit Loans or Reimbursement Obligation, (iv) extend the originally scheduled time or times of payment of the principal of any Revolving Credit Loans or Reimbursement Obligation or the time or times of payment of interest on any Revolving Credit Loan or Reimbursement Obligation or any fee or commission with respect thereto, (v) permit any subordination of the principal or interest on, or any Lien securing, any Revolving Credit Loans or Reimbursement Obligation,
(vi) waive any of the conditions contained in Section 6.3 or (vii) extend the time of the obligation of the Lenders that have a Revolving Credit Commitment to make or issue or participate in Letters of Credit or Swingline Loans shall, in each case, require the written consent of each Lender having a Revolving Credit Commitment, which such Lender is directly affected thereby;

     (b) any consent, waiver or amendment purporting to: (i) increase the Term Loan Commitment of any Lender, (ii) reduce the rate of, or forgive any, interest payable on any Term Loan or any fees, (iii) reduce or forgive the principal amount of any Term Loan, (iv) extend the originally scheduled time or times of payment of the principal of any Term Loan or the time or times of payment of interest on any Term Loan or any fee or commission with respect thereto, or (v) permit any subordination of the principal or interest on, or any Lien securing any Term Loan, shall, in each case, require the written consent of each Lender that has a Term Loan Commitment or has made Term Loans, which such Lender is directly affected thereby;

     (c) any consent, waiver or amendment purporting to: (i) release any material portion of the Collateral or release any Security Document or release any Guarantor (other than in connection with the redesignation of a Restricted Subsidiary as an Unrestricted Subsidiary in accordance with Section 9.9, with a sale of assets permitted pursuant to Section 11.5, or as otherwise specifically permitted in this Agreement or the applicable Security Document), (ii) amend the provisions of this Section 14.11, (iii) amend the definition or percentage of Required Lenders or (iv) release the Borrower from all or any material portion of the Obligations (other than Hedging Obligations) hereunder or under any other Loan Document or permit any assignment (other than as specifically permitted or contemplated in this Agreement or any other Loan Document) of the Borrower's rights and obligations hereunder or under any other Loan Document, shall, in each case, require the written consent of each Lender; and

     (d) all other  amendments,  waivers or consents not set forth in paragraphs
(a) (b) and (c) above, shall require the written consent of the Required Lenders; provided, that for purposes of Section 6.3(b) of this Agreement, no waiver of a Default or Event of Default shall be effective without the written consent of the Lenders holding more than fifty percent (50%) of the Revolving Credit Commitments (or, if the Revolving Credit Facility has been terminated, Lenders holding more than fifty percent (50%) of the aggregate outstanding Extensions of Credit thereunder).

     In  addition,  no  amendment,  waiver or consent to the  provisions  of (a)
Article XIII shall be made without the written consent of the Administrative Agent and (b) Article III without the written consent of the Issuing Lender.


  SECTION 14.12 Performance of Duties.
                ----------------------

     The Borrower's obligations under this Agreement and each of the other Loan Documents shall be performed by the Borrower at its sole cost and expense.

  SECTION 14.13 All Powers Coupled with Interest.
                ---------------------------------

     All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied, any of the Commitments remain in effect or the Credit Facility has not been terminated.

  SECTION 14.14 Survival of Indemnities.
                ------------------------


     Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XIV and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.

  SECTION 14.15 Titles and Captions.
                --------------------

     Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

  SECTION 14.16 Severability of Provisions.
                ---------------------------

     Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

  SECTION 14.17 Counterparts.
                -------------

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

  SECTION 14.18 Term of Agreement.
                ------------------

     This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations arising hereunder or under any other Loan Document shall have been indefeasibly and irrevocably paid and satisfied in full and all Commitments have been terminated. The Administrative Agent is hereby permitted to release all Liens on the Collateral in favor of the Administrative Agent, for the ratable benefit of itself and the Lenders, upon repayment of the outstanding principal of and all accrued interest on the Loans, payment of all outstanding fees and expenses hereunder and the termination of the Lender's Commitments. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination.

  SECTION 14.19 Advice of Counsel.
                ------------------

     Each of the parties represents to each other party hereto that it has discussed this Agreement with its counsel.

  SECTION 14.20 No Strict Construction.
                -----------------------

     The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

  SECTION 14.21 Inconsistencies with Other Documents; Independent Effect of
                -----------------------------------------------------------
                Covenants.
                ----------

     (a) In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; provided, that any provision of the Security Documents which imposes additional burdens on the Borrower or its Subsidiaries or further restricts the rights of the Borrower or its Subsidiaries or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect.

     (b) The Borrower expressly acknowledges and agrees that each covenant contained in Articles IX, X, or XI hereof shall be given independent effect. Accordingly, the Borrower shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles IX, X, or XI if, before or after giving effect to such transaction or act, the Borrower shall or would be in breach of any other covenant contained in Articles IX, X, or XI.

  SECTION 14.22 Effect of Agreement.
                --------------------

     The parties hereto agree that this Agreement is given as a continuation, modification and extension of the Existing Credit Agreement and shall not constitute a modification of the Existing Credit Agreement.

                           [Signature pages to follow]


[Credit Agreement]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.


[CORPORATE SEAL]                  JACK IN THE BOX INC., as Borrower

                                  By:    /s/Harold L. Sachs
                                         --------------------------------------
                                  Name:  Harold L. Sachs
                                         --------------------------------------
                                  Title: Vice President, Treasurer
                                         --------------------------------------


                                  WACHOVIA BANK, NATIONAL
                                  ASSOCIATION, as Administrative Agent and
                                  Lender

                                  By:    /s/Louis K. Beasley, III
                                         --------------------------------------
                                  Name:  Louis K. Beasley, III
                                         --------------------------------------
                                  Title: Director
                                         --------------------------------------


                                  FLEET NATIONAL BANK, as Syndication Agent and Lender

                                  By:    /s/Cristin M. O'Haio
                                         --------------------------------------
                                  Name:  Cristin M. O'Haio
                                         --------------------------------------
                                  Title: Director
                                         --------------------------------------


                                  COOPERATIEVE CENTRALE RAIFFEISEN
                                  BOERENLEENBANK B.A. "RABOBANK INTERNATIONAL", NEW YORK BRANCH, as Documentation Agent and Leander

                                  By:    /s/Maree Krapels
                                         --------------------------------------
                                  Name:  Maree Krapels
                                         --------------------------------------
                                  Title: Vice President
                                         --------------------------------------

                                  By:    /s/Rebecca O. Morrow
                                         --------------------------------------
                                  Name:  Rebecca O. Morrow
                                         --------------------------------------
                                  Title: Executive Director
                                         --------------------------------------

                                  BNP PARIBAS, as Documentation Agent and Lender

                                  By:    /s/Janice S. H. Ho
                                         --------------------------------------
                                  Name:  Janice S. H. Ho
                                         --------------------------------------
                                  Title: Director
                                         --------------------------------------

                                  By:    /s/Clive Bettles
                                         --------------------------------------
                                  Name:  Clive Bettles
                                         --------------------------------------
                                  Title: Managing Director
                                         --------------------------------------


                                  SUNTRUST BANK, as Lender

                                  By:    /s/Charles J. Johnson
                                         --------------------------------------
                                  Name:  Charles J. Johnson
                                         --------------------------------------
                                  Title: Managing Director
                                         --------------------------------------


                                  UNION BANK OF CALIFORNIA, N.A., as Lender

                                  By:    /s/Bruce Breslau
                                         --------------------------------------
                                  Name:  Bruce Breslau
                                         --------------------------------------
                                  Title: Senior Vice President
                                         --------------------------------------


                                  GUARANTY BANK, as Lender

                                  By:    /s/Scott L. Brewer
                                         --------------------------------------
                                  Name:  Scott L. Brewer
                                         --------------------------------------
                                  Title: Vice President
                                         --------------------------------------


                                  BANK OF THE WEST, as Lender

                                  By:    /s/Alyssa Lange
                                         --------------------------------------
                                  Name:  Alyssa Lange
                                         --------------------------------------
                                  Title: Vice President
                                         --------------------------------------


                                  BANK OF AMERICA, N.A., as Lender

                                  By:    /s/Timothy H. Spanos
                                         --------------------------------------
                                  Name:  Timothy H. Spanos
                                         --------------------------------------
                                  Title: Managing Director
                                         --------------------------------------

                                  CREDIT INDUSTRIEL ET COMMERCIAL, as Lender

                                  By:    /s/Brian O'Leary
                                         --------------------------------------
                                  Name:  Brian O'Leary
                                         --------------------------------------
                                  Title: Vice President
                                         --------------------------------------

                                  By:    /s/Sean Mounier
                                         --------------------------------------
                                  Name:  Sean Mounier
                                         --------------------------------------
                                  Title: First Vice President
                                         --------------------------------------


                                  NATEXIS BANQUES POPULAIRES, as Lender

                                  By:    /s/Tefta Ghilaga
                                         --------------------------------------
                                  Name:  Tefta Ghilaga
                                         --------------------------------------
                                  Title: Vice President
                                         --------------------------------------

                                  By:    /s/Kristen Brainard
                                         --------------------------------------
                                  Name:  Kristen Brainard
                                         --------------------------------------
                                  Title: Associate
                                         --------------------------------------


                                  U.S. BANK, NATIONAL ASSOCIATION, as
                                  Syndication Agent and Lender

                                  By:    /s/G. Denton Folkes
                                         --------------------------------------
                                  Name:  G. Denton Folkes
                                         --------------------------------------
                                  Title: Senior Vice President
                                         --------------------------------------